UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154
(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – June 30, 2016

Item 1. Report to Stockholders.

Explanatory Note: This amended and restated Semi-Annual Report (originally filed with the SEC on Form N-CSR on September 7, 2016) revises information with respect to the Funds’ total return information during the reporting period, as included in each Fund’s Fund Summary and Financial Highlights.

GSO
CAPITAL PARTNERS
A Blackstone Company

Blackstone / GSO

Senior Floating Rate Term Fund (NYSE: BSL)
Long-Short Credit Income Fund (NYSE: BGX)
Strategic Credit Fund (NYSE: BGB)

Semi-Annual Report June 30, 2016

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Table of Contents

Manager Commentary	1
Fund Summary
Blackstone / GSO Senior Floating Rate Term Fund	2
Blackstone / GSO Long-Short Credit Income Fund	4
Blackstone / GSO Strategic Credit Fund	6
Portfolio of Investments
Blackstone / GSO Senior Floating Rate Term Fund	8
Blackstone / GSO Long-Short Credit Income Fund	16
Blackstone / GSO Strategic Credit Fund	25
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Statements of Cash Flows	38
Financial Highlights
Blackstone / GSO Senior Floating Rate Term Fund	39
Blackstone / GSO Long-Short Credit Income Fund	41
Blackstone / GSO Strategic Credit Fund	43
Notes to Financial Statements	44
Summary of Dividend Reinvestment Plan	55
Additional Information	56
Privacy Procedures	58
Approval of Investment Advisory Agreements	60
Trustees & Officers	64

Blackstone / GSO Funds	Manager Commentary

June 30, 2016 (Unaudited)

To Our Shareholders:

The first half of 2016 was the one of the best six-month stretches for below investment grade products in years, but the stellar returns belie the dramatic swing that began in February. During the first six weeks of the year, credit markets continued the freefall that began during the second half of 2015. The high yield market’s option-adjusted spread (“OAS”) widened to 839bp and the senior loan market’s average price fell below $90 by the middle of February. Both represented some of the cheapest valuations since 2011 as investors digested the December Fed rate hike and began to question the strength of the U.S. economy. Ultimately, the market reversed when the Fed abruptly turned dovish and reduced the number of rate hikes it expected to execute in 2016 and beyond. In particular, the Fed’s shift helped halt the dollar’s rally, support the price of oil and stabilize the flow of capital across countries. In summary, the divergence in monetary policy between the U.S. and its major global counterparts the market expected in 2016 has not materialized and risky assets have rallied as a result.

The Barclays High Yield Index surged 9.06% through June, the best start to a year since 2009, marking a 15% recovery off the mid-February nadir. The S&P/LSTA Leveraged Loan Index produced a more modest 4.51% return though senior loans didn’t fall to the same depths as high yield bonds in 2015. Performance was also very strong in investment grade assets as fixed income profited from the impressive Treasury bull-flattening. Investors can be forgiven for forgetting that the 10-year Treasury yield began the year at 2.27%, 80bp above where it closed June. Given the rate backdrop, investment grade corporates soared 7.68%. Interestingly, equities failed to fully capitalize on the credit and fixed income rally as large cap equities returned a respectable, yet restrained, 3.84% including dividends.

Within the senior loan and high yield bond markets, two notable trends were apparent. First, the rebound in commodity prices boosted the beaten-down energy and metals & mining sectors. The high yield energy sector, which represents 14% of the market, advanced 21.61%, while energy loans climbed 15.77%. Metals & mining staged an even more remarkable stretch, gaining 29.70% in high yield. Second, low-quality paper outperformed after an extended stretch of high-quality outperformance. Triple-C rated bonds returned 16.03%, well above the 7.60% return recorded by double-B rated bonds. Triple-C rated loans also outpaced double-B rated loans by a 9.74% to 3.57% margin. Besides those two trends, high yield benefited from the rates rally as well. Removing the rates component of high yield’s return reduces it to 5.03% versus 9.06%.

Default rates accelerated during the first half of 2016 as the high yield rate climbed to 3.6% at the end of June from 1.8% at year end and the loan rate rose to 2.2% from 1.7%, as per JP Morgan. Excluding commodities, the rates remain low, however. Removing energy and metals & mining defaults lowers the high yield and loan default rates to 0.5% and 0.9%, respectively. JP Morgan forecasts a 6% default rate in 2016 for high yield and 3% for senior loans. Adjusting for commodities lowers their projections to 2% for both asset classes, well below the 3.5% long-term average.

The first half closed with the surprising result of the UK referendum but the market was not derailed. We interpret the resilience following Brexit as investors expressing confidence that global central bank policy will be effective in supporting asset prices. That has certainly been the case in the sovereign debt market where rising valuations have resulted in over $11 trillion of paper yielding less than 0%, up from $4 trillion at the start of the year. Much of the negative-yielding universe is denominated in euros and yen and, as a result, the U.S. credit markets have received substantial interest from investors in those regions.

The technical backdrop has been particularly strong as supply of new issuance in the high yield and loan markets is not matching the incremental demand for these products. A combination of regulations and market volatility is limiting the acquisition activity that typically drives much of the market’s growth and we do not think the meager net supply is likely to change any time soon. For example, the forward loan pipeline slumped to $29 billion at the end of June, half of the pipeline at the beginning of 2016 ($57.6 billion).

We believe the current environment is supportive for credit products. An average of sell-side economist forecasts indicates that the U.S. economy is expected to grow at 2% in 2016. Easy monetary policies from the Fed and its global counterparts will continue to encourage investors to seek yield in credit products. Of course we continue to monitor many potential market pitfalls such as a sudden reversal of those policies, upcoming elections in the U.S. this year and Europe next year, international capital flows, etc.

Total Returns for the Six Months Ended June 30, 2016
US Loans (S&P/LSTA Leveraged Loan Index)	4.51%
US High Yield Bonds (Barclays High Yield Index)	9.06%
3-month Treasury Bills (BofA Merrill Lynch US 3-Month Treasury Bill Index)	0.15%
10-Year Treasuries (BofA Merrill Lynch 10-Year US Treasury Index)	7.95%
US Aggregate Bonds (Barclays US Aggregate Bond Index)	5.31%
US Investment Grade Bonds (Barclays US Corporate Investment Grade Index)	7.68%
Emerging Markets (Barclays EM USD Aggregate Index)	9.40%
US Large Cap Equities (S&P 500® Index)	3.84%

Sources: Barclays, Bloomberg, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

Semi-Annual Report | June 30, 2016	1

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

June 30, 2016 (Unaudited)

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2020.

Portfolio Management Commentary

Fund Performance
BSL outperformed its key benchmark, the S&P LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the periods of six months and the life of the Fund since inception, and underperformed for the periods of one year, three years, and five years. On a share price basis, the Fund outperformed its benchmark for the period of six months, and underperformed its benchmark for the periods of one year, three years, five years, and since inception. The shares of the Fund traded at an average discount to NAV of 6.1% for the six months ended June 30, compared to its peer group average discount of 10.2% over the same time.1

NAV Performance Factors2
The Fund’s outperformance relative to its benchmark was attributable to its under-allocation to higher-rated (BB- or above) assets (11.6% vs. 47.5% for the benchmark), which underperformed during the period. By sector, the Fund’s credit selection in energy, utilities, and IT were the strongest contributors to outperformance, while the Fund’s modest allocation to bonds (3.4%) also contributed positively. By issuer, the largest detractors from performance relative to the benchmark were Nine West, Fairway and Crossmark, which were partially offset by strong positive contributions from Smile Brands, Aspect and Cunningham Lindsey.

Portfolio Activity and Positioning
Over the six months, BSL’s industry exposure remained generally unchanged. The Fund maintained a low cash balance throughout the period, increased its allocation in high yield bonds, and reduced its second lien loan allocation, effectively reducing its triple-C rated assets. The Portfolio average loan spread decreased 10 basis points from the end of 2015. BSL increased its monthly distribution from $0.09 to $0.097, as declared on February 25th of this year – an 8% increase.

As of June 30, 2016, the Fund held approximately 92% of its Managed Assets in bank loans and 5% in high yield bonds. BSL’s investments represented the obligations of 177 companies diversified across 28 distinct industries, with an average position size representing 0.47% of Managed Assets and the top five industry groups representing 46% of total holdings of the Fund.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

June 30, 2016 (Unaudited)

BSL’s Portfolio Composition

Asset Breakdown
(as a % of Managed Assets)
First Lien Loans	80.09%
Second Lien Loans	11.89%
High Yield Bonds	4.76%
Cash and Other Assets less Liabilities	3.26%
BSL’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.28%
Weighted Average Bond Coupon	7.59%
Current Dividend Yield†	7.33%
Weighted Average Days to Reset	68
Effective Duration*	0.41
Average Position**	0.47%
Leverage**	32.98%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.097/share and market price/share as of June 30, 2016.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.
Top 10 Holdings*
Avaya Inc, Senior Secured First Lien Term B-7 Loan	2.02%
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.35%
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan	1.35%
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan	1.31%
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B-2 Term Loan	1.31%
ON Semiconductor Corp, Senior Secured First Lien Closing Date Term Loan	1.27%
Compuware Corporation, Senior Secured Second Lien Term Loan	1.21%
Crossmark Holdings Inc, Senior Secured First Lien Term Loan	1.11%
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan	1.07%
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan	1.05%
Top 10 Holdings	13.05%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	15.27%
Healthcare and Pharmaceuticals	10.87%
Services - Business	7.07%
Construction and Building	6.74%
Banking, Finance, Insurance and Real Estate	5.84%
Top 5 Industries	45.79%

BSL Total Return
	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV	7.86%	-1.92%	2.13%	3.78%	4.67%
Market Price	10.37%	-0.63%	-0.87%	1.88%	3.06%
S&P LLI	4.51%	0.94%	2.76%	3.79%	4.57%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per S&P.

Semi-Annual Report | June 30, 2016	3

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

June 30, 2016 (Unaudited)

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first-and second-lien secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX’s long positions may total up to 150% of the Fund’s net assets, short positions may total up to 30% of net assets, and BGX’s total long and short positions may total up to 160% of the BGX’s net assets.

Portfolio Management Commentary

Fund Performance
BGX outperformed a composite weighting of the S&P LLI and the Barclays High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of six months, five years, and the life of the Fund since inception, and underperformed for the one and three year periods. On a share price basis, the Fund outperformed its benchmark for the periods of six months and one year, and underperformed its benchmark for the periods of three years, five years, and since inception. The shares of the Fund traded at an average discount to NAV of 12.2% for the six months ended June 30, compared to its peer group average discount of 12.1% over the same time.1

NAV Performance Factors2
The Fund’s outperformance relative to its benchmark during the first half of 2016 was attributable to both strong credit selection and asset allocation. The Fund’s under-allocation to higher-rated (BB- or above) assets (11.9% vs. 49.4% for the benchmark) contributed positively as higher-rated assets generally underperformed during the period. By sector, the Fund’s credit selection in consumer discretionary, healthcare and energy were the strongest contributors to outperformance, while the Fund’s strong credit selection within bonds also contributed positively during the period, though partially offset by an underweight allocation to bonds (21.3% vs. 30.0%). By issuer, the largest contributors to performance relative to the benchmark were Scientific Games, Comstock Resources and Coveris, which were partially offset by negative contributions from Avaya, Payless and Crossmark.

Portfolio Activity and Positioning
Over the past six months, BGX reduced its exposure to utilities (electric), and healthcare, and increased its exposure to business services and construction and building companies. The Fund’s asset allocation and cash balance remained generally stable throughout the period, though it reduced its triple-C rated assets. The Fund’s cash balance remained stable throughout the period. The portfolio average loan spread decreased by 35 basis points and its average high yield bond coupon decreased by 60 basis points from the end of 2015.

As of June 30, 2016, approximately 77% of BGX’s assets were invested in Secured Loans and 20% were invested in high yield bonds. The Fund also held one position totaling just over 1% of its assets in the Ba3 rated tranche of collateralized loan obligations. In the aggregate, BGX’s positions represented the direct obligations of 197 companies diversified across 28 distinct industries, with an average position representing 0.43% of Managed Assets. The top five industry groups represented 50% of total holdings of the Fund.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

June 30, 2016 (Unaudited)

BGX’s Portfolio Composition

Asset Breakdown
(as a % of Managed Assets)
Secured Loans	76.58%
High Yield Bonds	20.10%
Collateralized Loan Obligations	1.21%
Cash and Other Assets less Liabilities	2.11%
BGX’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.46%
Weighted Average Bond Coupon	8.15%
Current Dividend Yield†	8.14%
Weighted Average Days to Reset	64
Effective Duration*	0.83
Average Position**	0.43%
Long Positions***	144.30%
Short Positions***	0.00%
Net Positions***	144.30%
Leverage**	32.13%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.098/share and market price/share as of June 30, 2016.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.
***	As a percentage of net assets.
Top 10 Holdings*
Coveris Holding Corp, Senior Unsecured Bond	1.65%
Scientific Games Corp, Senior Unsecured Bond	1.61%
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.31%
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan	1.28%
Symphony Ltd, Series 2014-14A	1.21%
Lineage Logistics LLC, Senior Secured First Lien Term Loan	1.20%
ON Semiconductor Corp, Senior Secured First Lien Closing Date Term Loan	1.18%
P F Chang’s China Bistro Inc, Senior Unsecured Bond	1.02%
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan	1.00%
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan	1.00%
Top 10 Holdings	12.46%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	13.62%
Healthcare and Pharmaceuticals	11.04%
Banking, Finance, Insurance and Real Estate	9.64%
Services - Business	7.69%
Construction and Building	7.51%
Top 5 Industries	49.50%

BGX Total Return
	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV	9.86%	-1.61%	2.69%	4.52%	4.41%
Market Price	11.05%	1.47%	-2.59%	1.19%	1.26%
70% S&P LLI / 30% Barclays HYI	5.86%	1.17%	3.34%	4.50%	4.40%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per S&P.

Semi-Annual Report | June 30, 2016	5

Blackstone / GSO Strategic Credit Fund	Fund Summary

June 30, 2016 (Unaudited)

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolios or loans and other fixed income instruments of predominantly US Corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance
BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on both a NAV per share and a share price basis for the period of six months, and underperformed for the periods of one year, three years, and the life of the Fund since inception. The shares of the Fund traded at an average discount to NAV of 11.3% for the six months ended June 30, compared to its peer group average discount of 12.2% over the same time.1

NAV Performance Factors2
The Fund’s outperformance relative to its benchmark during the first half of 2016 was attributable to both strong credit selection and asset allocation. The Fund’s under-allocation to higher-rated (BB- or above) assets (12.4% vs. 49.1% for the benchmark) contributed positively as higher-rated assets generally underperformed during the period. By sector, the Fund’s credit selection in consumer discretionary, IT, and energy were the strongest contributors to outperformance, while the Fund’s modest overweight allocation to bonds (27.9% vs. 25.0%) as well as strong credit selection within bonds also contributed positively during the period. By issuer, the largest contributors to performance relative to the benchmark were Scientific Games, Coveris and PF Chang’s, which were partially offset by negative contributions from FR Dixie, Avaya and Calumet Specialty Products.

Portfolio Activity and Positioning
Over the six months, BGB decreased its exposure to energy, oil and gas, and increased its exposure to healthcare and construction and building companies. The Fund maintained a low cash balance throughout the period, and allocated more of its portfolio to Senior Secured Loans by reducing its holdings of High Yield Bonds, thereby reducing its triple-C rated assets. The portfolio average loan spread decreased by 24 basis points and the average high yield bond coupon decreased by 39 basis points from the end of 2015.

As of June 30, 2016, approximately 72% of BGB’s assets were invested in Senior Secured Loans and 25% were invested in high yield bonds. In the aggregate, BGB’s investments represented the direct obligations of 225 companies diversified across 28 distinct industries, with an average position representing 0.37% of Managed Assets. The top five industry groups represented 48% of total holdings of the Fund.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary

June 30, 2016 (Unaudited)

BGB’s Portfolio Composition

Asset Breakdown
(as a % of Managed Assets)
Senior Secured Loans	72.49%
High Yield Bonds	24.51%
Cash and Other Assets less Liabilities	3.00%

BGB’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.50%
Weighted Average Bond Coupon	8.22%
Current Dividend Yield†	8.76%
Weighted Average Days to Reset	65
Effective Duration*	0.93
Average Position**	0.37%
Leverage**	32.49%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.105/share and market price/share as of June 30, 2016.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.
Top 10 Holdings*
Scientific Games Corp, Senior Unsecured Bond	1.75%
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan	1.36%
ON Semiconductor Corp, Senior Secured First Lien Closing Date Term Loan	1.35%
Builders FirstSource Inc, Senior Unsecured Bond	1.20%
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.16%
P F Chang’s China Bistro Inc, Senior Unsecured Bond	1.16%
Coveris Holding Corp, Senior Unsecured Bond	1.14%
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B-2 Term Loan	1.10%
TierPoint LLC, Senior Secured First Lien Term B-1 Loan	1.00%
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan	0.96%
Top 10 Holdings	12.18%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	15.44%
Healthcare and Pharmaceuticals	9.34%
Banking, Finance, Insurance and Real Estate	8.59%
Construction and Building	7.50%
Services - Business	7.13%
Top 5 Industries	48.00%

BGB Total Return
	6 Month	1 Year	3 Year†	Since Inception†
NAV	10.27%	-2.79%	2.58%	3.31%
Market Price	11.77%	0.70%	-0.96%	-1.01%
75% S&P LLI / 25% Barclays HYI	5.64%	1.13%	3.24%	3.67%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per S&P.

Semi-Annual Report | June 30, 2016	7

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) -137.25%
Aerospace and Defense - 4.23%
Camp International Holding Company, Senior Secured First Lien 2013 Replacement Term Loan, 4.750%, 05/31/2019	$3,740,347	$3,729,837
PRV Aerospace LLC, Senior Secured First Lien Term Loan, 6.269%, 05/09/2018	3,105,896	2,896,248
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,364,974	1,228,477
WP CPP Holdings LLC, Senior Secured First Lien B-3 Term Loan, 4.500%, 12/27/2019	2,984,536	2,892,508
		10,747,070

Automotive - 3.16%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	3,579,847	3,467,995
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	930,243	934,894
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	3,895,978	3,626,512
		8,029,401

Banking, Finance, Insurance and Real Estate - 8.47%
Acrisure LLC, Senior Secured First Lien Term B Loan, 6.500%, 05/19/2022	803,915	800,229
Alliant Holdings Intermediate LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/12/2022	781,579	771,809
AmWins Group LLC, Senior Secured First Lien New Term Loan, 4.750%, 09/06/2019	2,626,302	2,627,707
AssuredPartners Capital Inc, Senior Secured First Lien Term Loan, 5.750%, 10/24/2022	2,459,317	2,447,795
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,925,532	2,828,990
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	667,229	662,225
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	3,800,901	3,078,730
DTZ US Borrower LLC, Senior Secured First Lien 2015-1 Converted Term Loan, L+3.25%, 11/04/2021(b)	1,500,000	1,483,133
Examworks Group Inc, Senior Secured First Lien Initial Term Loan, L+3.75%, 06/19/2023(b)	887,574	887,854
MPH Acquisition Holdings LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 06/07/2023	2,331,002	2,340,326
Solera LLC (Solera Finance Inc), Senior Secured First Lien Dollar Term Loan, 5.750%, 03/03/2023	1,870,313	1,872,061
VF Holding Corp, Senior Secured First Lien Initial Term Loan, L+3.75%, 06/16/2023(b)	747,664	746,030
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	993,197	973,333
		21,520,222

Beverage, Food and Tobacco - 2.08%
AdvancePierre Foods Inc, Senior Secured First Lien Effective Date Term Loan, 4.750%, 06/02/2023	1,324,503	1,322,847
Americold Realty Operating Partnership LP, Senior Secured First Lien Term B Loan, L+4.75%, 12/01/2022(b)	396,040	398,515
Candy Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/15/2023	592,105	592,475
Supervalu Inc, Senior Secured First Lien New Term Loan, 5.500%, 03/21/2019	2,689,812	2,690,229
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	291,212	283,932
		5,287,998

Capital Equipment - 1.34%
Alfred Fueling Systems Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 06/21/2021	1,236,377	1,237,922
LTI Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 04/18/2022	1,666,654	1,631,938
MTS Systems Corp, Senior Secured First Lien Term B Loan, L+4.25%, 06/28/2023(b)	545,455	544,603
		3,414,463

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Chemicals, Plastics and Rubber - 4.06%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	$2,980,620	$2,969,442
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,646,233	2,513,922
PQ Corporation, Senior Secured First Lien Dollar Tranche B-1 Term Loan, 5.750%, 11/04/2022	1,148,410	1,150,638
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	1,326,633	1,318,892
Tekni-Plex Inc, Senior Secured First Lien Tranche B-1 Loan, 4.500%, 06/01/2022	737,888	726,820
Tekni-Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,730,769	1,633,414
		10,313,128

Construction and Building - 9.15%
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	193,761	194,083
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/29/2022	847,047	843,342
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	2,631,579	2,552,632
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	5,101,541	5,114,320
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 07/01/2022	969,684	969,078
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,369,832	1,362,983
SiteOne Landscape Supply LLC, Senior Secured First Lien Initial Term Loan, 6.500%, 04/29/2022	1,436,541	1,443,723
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	1,197,897	1,200,395
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 9.750%, 02/25/2023(b)	821,918	821,404
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	5,087,698	4,977,447
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	3,817,308	3,750,505
		23,229,912

Consumer Goods Durable - 1.13%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,033,252	1,012,587
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,846,875	1,844,105
		2,856,692

Consumer Goods Non Durable - 2.23%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	3,938,719	3,288,830
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	250,000	231,250
SRAM LLC, Senior Secured First Lien Term Loan, 4.013%, 04/10/2020	2,421,346	2,142,891
		5,662,971

Containers, Packaging and Glass - 4.54%
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	2,233,861	2,229,672
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 02/07/2022(b)	2,504,588	2,504,588
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, 6.000%, 12/06/2021	989,856	993,815
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	2,396,705	2,378,730
Prolampac Intermediate Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 08/18/2022	1,969,623	1,951,571
Reynolds Group Holdings Inc, Senior Secured First Lien Incremental US Term Loan, 4.500%, 12/01/2018	1,462,031	1,464,151
		11,522,527

Semi-Annual Report | June 30, 2016	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Energy Electricity - 0.75%
Global Healthcare Exchange LLC, Senior Secured First Lien Initial Term Loan, L+4.25%, 08/15/2022(b)	$1,899,245	$1,899,245

Energy, Oil and Gas - 4.36%
Ascent Resources - Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	800,000
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 9.000%, 06/19/2019	2,363,801	2,091,964
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	1,775,000
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	5,058,519	2,981,390
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	670,295	395,058
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	409,420	241,304
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	3,000,000	840,000
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,505,679	1,046,447
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,158,293	910,708
		11,081,871

Environmental Industries - 0.89%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	1,734,545	1,691,182
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	565,714	565,952
		2,257,134

Healthcare and Pharmaceuticals - 16.00%
Acadia Healthcare Co Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 02/16/2023	299,069	296,763
Albany Molecular Research Inc, Senior Secured First Lien Term Loan, L+4.75%, 07/16/2021(b)	829,372	822,115
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	2,360,212	2,341,035
Amneal Pharmaceuticals LLC, Senior Secured First Lien Term B Loan, 4.504%, 11/01/2019	335,152	333,615
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2022	2,405,660	2,392,128
Avantor Performance Materials Holdings Inc, Senior Secured Second Lien Initial Term Loan, L+9.50%, 06/16/2023(b)	1,449,275	1,423,913
CHG Healthcare Services Inc, Senior Secured First Lien Term Loan, 4.750%, 06/07/2023	1,134,216	1,135,991
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	3,787,819	3,644,829
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	2,238,979	2,205,395
Curo Health Services Holdings Inc, Senior Secured First Lien Term B Loan, 6.500%, 02/07/2022	1,410,714	1,406,010
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,331,871	1,325,211
Greatbatch Ltd, Senior Secured First Lien Term B Loan, 5.250%, 10/27/2022	2,389,222	2,372,796
Lanai Holdings III Inc, Senior Secured First Lien Term Loan, L+4.75%, 08/29/2022(b)	1,238,532	1,223,050
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	831,846	830,806
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	1,063,601	1,055,624
Netsmart Technologies Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 04/19/2023	2,155,172	2,152,478
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	3,328,218	3,028,679
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 08/01/2022	1,212,452	1,211,942
Packaging Coordinators Midco Inc, Senior Secured First Lien Term B Loan, L+4.00%, 06/29/2023(b)	1,284,672	1,284,671

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Precyse Acquisition Corp, Senior Secured First Lien Initial Term Loan, 6.500%, 10/20/2022	$1,052,267	$1,048,979
Smile Brands Group Inc, Senior Secured First Lien Term B Non-PIK Loan, 9.000%, 08/16/2019	3,982,698	3,488,186
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	671,591	669,912
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/30/2022	3,984,987	3,985,007
Valeant Pharmaceuticals International, Senior Secured First Lien Series D-2 Tranche B Term Loan, L+3.75%, 02/13/2019(b)	986,081	961,124
		40,640,259

High Tech Industries - 22.11%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.504%, 07/31/2019	462,547	462,836
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 10.500%, 05/25/2020	5,328,549	5,128,729
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	2,925,137	2,925,137
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	3,851,368	3,427,718
Ciena Corporation, Senior Secured First Lien 2016 Term Loan, 4.250%, 04/26/2021	645,161	645,968
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	989,950	920,035
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/15/2022	5,500,000	4,569,592
Cypress Semiconductor Corp, Senior Secured First Lien Term B Loan, L+5.50%, 06/03/2021(b)	1,690,141	1,682,746
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	2,834,118	2,789,835
Hyland Software Inc, Senior Secured First Lien Term Loan, 4.750%, 07/01/2022	198,504	197,760
Informatica Corporation, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	3,221,228	3,143,000
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	4,000,000	4,036,680
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	3,479,068	3,481,242
Microsemi Corporation, Senior Secured First Lien Term B Loan, 5.250%, 01/16/2023	1,528,104	1,527,470
ON Semiconductor Corp, Senior Secured First Lien Closing Date Term Loan, 5.250%, 03/31/2023	4,770,017	4,797,349
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,785,714	2,611,607
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,672,727	2,648,499
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	875,000	761,250
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	1,772,955	1,702,037
Riverbed Technology Inc, Senior Secured First Lien Amendment Term Loan, L+4.00%, 04/25/2022(b)	776,715	777,632
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	543,933	545,293
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	1,985,000	1,965,150
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	2,997,716	2,974,304
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	2,094,302	2,078,594
Western Digital Corporation, Senior Secured First Lien US Term B Loan, 6.250%, 04/28/2023	349,146	351,056
		56,151,519

Hotels, Gaming and Leisure - 5.10%
Alpha Topco Limited Delta - 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	3,812,600	3,636,267
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	1,873,961	1,836,482
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	2,731,513	2,697,710
SMG, Senior Secured First Lien Term Loan, 4.512%, 02/27/2020	1,839,641	1,795,950
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien 6/16 Term B Loan, 5.000%, 09/02/2021	2,990,293	2,978,153
		12,944,562

Media Advertising, Printing and Publishing - 0.98%
Cengage Learning Inc, Senior Secured First Lien Term B Loan, 5.250%, 06/07/2023	1,646,707	1,630,240

Semi-Annual Report | June 30, 2016	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Media Advertising, Printing and Publishing (continued)
McGraw-Hill Global Education Holdings LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/04/2022	$857,143	$857,357
		2,487,597

Media Broadcasting and Subscription - 4.00%
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	2,000,000	1,415,000
Neptune Finco Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/10/2022	2,739,726	2,749,315
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan, 4.750%, 02/10/2023	3,776,495	3,732,650
Numericable-SFR SA, Senior Secured First Lien USD TLB-7 Term Loan, 5.000%, 01/15/2024	1,259,669	1,252,847
Sable International Finance Ltd, Senior Secured First Lien Term B-1 Loan, 5.500%, 01/03/2023	550,000	550,000
Sable International Finance Ltd, Senior Secured First Lien Term B-2 Loan, 5.830%, 01/03/2023	450,000	450,000
		10,149,812

Metals and Mining - 1.99%
Fairmount Santrol Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 09/05/2019	1,243,606	1,015,355
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	864,023	835,942
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	2,582,197	2,204,551
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	1,364,858	1,003,170
		5,059,018

Retail - 8.15%
Albertsons LLC, Senior Secured First Lien Term B-6 Loan, L+3.75%, 06/22/2023(b)	1,947,235	1,946,991
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.250%, 08/19/2022	2,432,966	2,325,915
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	1,682,589	1,637,714
Fairway Group Acquisition Company, Senior Secured First Lien DIP Term Loan, 9.000%, 07/29/2016	255,529	254,251
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 7.750%, 08/17/2018	959,348	551,625
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	1,028,091	1,012,670
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	1,271,624	1,145,473
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,156,000	1,194,424
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,969,312	1,031,427
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.730%, 01/26/2023	4,987,500	4,969,246
Spencer Gifts LLC, Senior Secured First Lien B-1 Term Loan, 5.250%, 07/16/2021	3,819,645	3,370,837
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	1,245,195
		20,685,768

Services - Business - 10.53%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	2,750,000	2,578,125
BarBri Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/17/2019	2,708,554	2,336,128
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	6,088,092	4,190,617
GCA Services Group Inc, Senior Secured First Lien Term Loan, 5.750%, 03/01/2023	3,362,360	3,374,968
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	2,075,472	1,997,642
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	2,818,182	2,712,500

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Services - Business (continued)
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	$2,329,311	$2,300,194
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,126,118	1,127,525
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	479,902	468,805
TravelCLICK Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 05/12/2021	2,212,230	2,198,404
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	2,750,000	2,557,500
US Security Associates Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 6.250%, 07/28/2017	101,447	101,320
US Security Associates Holdings Inc, Senior Secured First Lien Term B Loan, 6.250%, 07/28/2017	804,685	803,679
		26,747,407

Services - Consumer - 4.27%
Learning Care Group (US) No. 2 Inc, Senior Secured First Lien Term Loan, 5.000%, 05/05/2021	1,451,852	1,453,674
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 03/31/2021	931,670	928,763
NVA Holdings Inc, Senior Secured First Lien Incremental B-1 Term Loan, 5.500%, 08/14/2021	548,625	549,311
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/16/2021	1,842,170	1,837,564
NVA Holdings Inc, Senior Secured Second Lien Term Loan, L+7.000%, 08/14/2022(b)	985,421	976,798
Prime Security Services Borrower LLC, Senior Secured First Lien Term B-1 Loan, L+3.75%, 05/02/2022(b)	880,562	883,679
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, L+5.25%, 07/28/2021(b)	858,717	856,570
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,371,930	1,343,634
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,054,028	2,018,935
		10,848,928

Telecommunications - 8.27%
Alorica Inc, Senior Secured First Lien Term Loan, L+4.75%, 06/22/2022(b)	1,048,951	1,048,075
Avaya Inc, Senior Secured First Lien Term B-7 Loan, 6.250%, 05/29/2020	10,711,206	7,667,456
Communications Sales & Leasing Inc, Senior Secured Term Loan, 5.000%, 10/24/2022	997,481	988,130
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	2,491,665	2,423,145
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,482,020	3,482,386
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,960,000	1,870,987
Windstream Services LLC, Senior Secured First Lien Tranche B-6 Term Loan, 5.750%, 03/29/2021	3,241,875	3,234,791
Zayo Group LLC, Senior Secured First Lien 2016 Incremental Term Loan, 4.500%, 05/06/2021	286,143	286,608
		21,001,578

Transportation Cargo - 0.21%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/07/2020	556,011	527,285

Transportation Consumer - 1.51%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,025,071	3,833,880

Utilities Electric - 7.74%
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	1,622,310	1,326,239
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	2,243,011	1,771,979
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,030,075	1,923,750

Semi-Annual Report | June 30, 2016	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Utilities Electric (continued)
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B-1 Conversion Advance Loan, 6.500%, 11/15/2021	$500,000	$490,000
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	1,481,481	1,427,778
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	3,470,588	3,392,500
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	2,634,036	2,436,483
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,236,559	1,235,786
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,100,319	3,290,506
Southeast PowerGen LLC, Senior Secured First Lien Term B Loan, 4.500%, 12/02/2021	508,328	491,807
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.520%, 10/02/2021	1,877,153	1,872,854
		19,659,682

TOTAL FLOATING RATE LOAN INTERESTS (Cost $372,854,725)		348,559,929

CORPORATE BONDS - 7.06%
Banking, Finance, Insurance and Real Estate - 0.25%
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	650,000	628,875

Construction and Building - 0.91%
Builders FirstSource Inc, Senior Unsecured Bond, 7.625%, 06/01/2021(c)	2,202,000	2,312,100

Consumer Goods Durable - 0.07%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	200,000	173,500

Containers, Packaging and Glass - 1.53%
Coveris Holding Corp, Senior Unsecured Bond, 10.000%, 06/01/2018(c)	3,000,000	3,015,000
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	700,000	683,375
Reynolds GRP ISS / Reynold, Senior Unsecured Bond, 7.000%, 07/15/2024(c)	190,000	195,961
		3,894,336

Energy, Oil and Gas - 0.40%
Comstock Resources Inc, Senior Unsecured Bond, 10.000%, 03/16/2020(c)	1,250,000	1,012,500

Healthcare and Pharmaceuticals - 0.20%
Valeant Pharmaceuticals, Senior Unsecured Bond:
5.375%, 03/15/2020(c)	400,000	343,750
6.125%, 04/15/2025(c)	200,000	161,000
		504,750

High Tech Industries - 0.67%
Dell Inc, Senior Unsecured Bond, 7.125%, 06/15/2024(c)	530,000	554,381
Infor (US) Inc, Senior Unsecured Bond, 6.500%, 05/15/2022	750,000	712,035
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(c)	430,000	447,200
		1,713,616

Media Broadcasting and Subscription - 1.56%
Altice Financing SA, Senior Secured Bond, 7.500%, 05/15/2026(c)	1,410,000	1,388,850
Numericable-SFR SA, Senior Secured Bond, 7.375%, 05/01/2026(c)	2,590,000	2,564,100
		3,952,950

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Media, Advertising, Printing and Publishing - 0.11%
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(c)	$270,000	$280,125

Retail - 0.12%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	1,800,000	306,000

Services - Business - 1.11%
ADT Corp, Senior Unsecured Bond, 4.125%, 06/15/2023	3,000,000	2,823,750

Telecommunications - 0.13%
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	340,000	336,175

TOTAL CORPORATE BONDS (Cost $18,312,752)		17,938,677

Total Investments - 144.31% (Cost $391,167,477)		366,498,606

Assets in Excess of Other Liabilities - 4.91%		12,470,328

Leverage Facility - (49.22)%		(125,000,000)

Net Assets - 100.00%		$253,968,934

Amounts above are shown as a percentage of net assets as of June 30, 2016.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of June 30, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $14,402,892, which represents approximately 5.67% of net assets as of June 30, 2016. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2016	15

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 112.93%
Aerospace and Defense - 2.46%
Camp International Holding Company, Senior Secured First Lien 2013 Replacement Term Loan, 4.750%, 05/31/2019	$2,244,208	$2,237,902
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 12/02/2019	987,409	967,661
Jazz Acquisition Inc, Senior Secured Second Lien Term Loan, 7.750%, 06/19/2022	1,732,833	1,334,281
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	615,332	553,799
		5,093,643

Automotive - 0.99%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	446,220	432,278
KAR Auction Services Inc, Senior Secured First Lien Tranche B-3 Term Loan, 4.250%, 03/09/2023	413,757	415,652
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	1,294,266	1,204,748
		2,052,678

Banking, Finance, Insurance and Real Estate - 9.41%
Acrisure LLC, Senior Secured First Lien Term B Loan, 6.500%, 05/19/2022	1,071,892	1,066,977
AmWins Group LLC, Senior Secured First Lien New Term Loan, 4.750%, 09/06/2019	1,969,727	1,970,780
Arnhold and S Bleichroeder Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 12/01/2022	1,442,750	1,417,502
AssuredPartners Capital Inc, Senior Secured First Lien Term Loan, 5.750%, 10/24/2022	1,510,637	1,503,560
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,050,064	1,982,412
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	500,422	496,669
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,772,628	1,435,829
DTZ US Borrower LLC, Senior Secured First Lien 2015-1 Converted Term Loan, L+3.25%, 11/04/2021(b)	1,122,166	1,109,548
DTZ US Borrower LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 11/04/2022	1,956,522	1,965,492
Examworks Group Inc, Senior Secured First Lien Initial Term Loan, L+3.75%, 06/19/2023(b)	710,059	710,283
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	470,905	456,778
MPH Acquisition Holdings LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 06/07/2023	1,864,802	1,872,261
Solera LLC (Solera Finance Inc), Senior Secured First Lien Dollar Term Loan, 5.750%, 03/03/2023	2,197,160	2,199,214
VF Holding Corp, Senior Secured First Lien Initial Term Loan, L+3.75%, 06/16/2023(b)	560,748	559,522
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	744,898	730,000
		19,476,827

Beverage, Food and Tobacco - 1.14%
AdvancePierre Foods Inc, Senior Secured First Lien Effective Date Term Loan, 4.750%, 06/02/2023	1,059,603	1,058,278
Americold Realty Operating Partnership LP, Senior Secured First Lien Term B Loan, L+4.75%, 12/01/2022(b)	297,030	298,886
Candy Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/15/2023	394,737	394,984
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 12/31/2021	693,642	617,341
		2,369,489

Capital Equipment - 0.62%
Alfred Fueling Systems Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 06/21/2021	927,282	928,442

16	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Capital Equipment (continued)
MTS Systems Corp, Senior Secured First Lien Term B Loan, L+4.25%, 06/28/2023(b)	$363,636	$363,069
		1,291,511

Chemicals, Plastics and Rubber - 3.12%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	701,322	698,693
Emerald Performance Materials LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 08/01/2022	1,500,000	1,473,750
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,209,450	2,098,978
PQ Corporation, Senior Secured First Lien Dollar Tranche B-1 Term Loan, 5.750%, 11/04/2022	883,392	885,106
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	210,781	209,551
Tekni-Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,153,846	1,088,942
		6,455,020

Construction and Building - 7.31%
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	364,262	364,868
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	2,105,263	2,042,105
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	1,970,000	1,974,935
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 07/01/2022	741,523	741,059
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	431,503	429,346
SiteOne Landscape Supply LLC, Senior Secured First Lien Initial Term Loan, 6.500%, 04/29/2022	1,049,482	1,054,730
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	1,145,180	1,147,568
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 9.750%, 02/25/2023(b)	547,945	547,603
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	3,990,580	3,904,104
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	2,984,981	2,932,744
		15,139,062

Consumer Goods Durable - 1.45%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	688,222	674,457
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,846,875	1,844,105
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	498,728	493,117
		3,011,679

Consumer Goods Non Durable - 0.99%
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	1,937,500	1,792,188
SRAM LLC, Senior Secured First Lien Term Loan, 4.013%, 04/10/2020	295,381	261,412
		2,053,600

Containers, Packaging and Glass - 4.26%
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 02/07/2022(b)	2,747,297	2,747,297
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, 6.000%, 12/06/2021	2,323,951	2,333,246
IBC Capital Limited, Senior Secured Second Lien Term Loan, 8.000%, 09/09/2022	291,176	259,147
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	1,090,339	1,082,162
Plaze Inc, Senior Secured First Lien Term Loan, 5.254%, 07/31/2022	380,020	380,020
Prolampac Intermediate Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 08/18/2022	2,032,824	2,014,193
		8,816,065

Semi-Annual Report | June 30, 2016	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Energy, Oil and Gas - 2.14%
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	$1,327,434	$1,325,774
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/17/2021	752,941	683,061
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	1,570,246	925,472
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	208,070	122,632
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	127,091	74,905
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,505,679	1,046,447
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	310,026	243,758
		4,422,049

Environmental Industries - 1.31%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	1,734,545	1,691,182
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	424,286	424,464
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	590,103	589,855
		2,705,501

Healthcare and Pharmaceuticals - 14.67%
Albany Molecular Research Inc, Senior Secured First Lien Term Loan, L+4.75%, 07/16/2021(b)	821,026	813,842
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,780,889	1,766,419
Amneal Pharmaceuticals LLC, Senior Secured First Lien Term B Loan, 4.504%, 11/01/2019	223,434	222,410
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2022	2,004,717	1,993,440
Avantor Performance Materials Holdings Inc, Senior Secured Second Lien Initial Term Loan, L+9.50%, 06/16/2023(b)	1,086,957	1,067,935
CHG Healthcare Services Inc, Senior Secured First Lien Term Loan, 4.750%, 06/07/2023	907,372	908,792
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	1,348,364	1,297,464
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	791,848	779,970
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,246,403	1,240,171
Greatbatch Ltd, Senior Secured First Lien Term B Loan, 5.250%, 10/27/2022	1,791,916	1,779,597
Lanai Holdings III Inc, Senior Secured First Lien Term Loan, L+4.75%, 08/29/2022(b)	990,826	978,440
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	554,564	553,871
Netsmart Technologies Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 04/19/2023	1,991,379	1,988,890
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	2,558,403	2,328,147
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 08/01/2022	2,130,762	2,129,867
Packaging Coordinators Midco Inc, Senior Secured First Lien Term B Loan, L+4.00%, 06/29/2023(b)	1,927,007	1,927,007
Precyse Acquisition Corp, Senior Secured First Lien Initial Term Loan, 6.500%, 10/20/2022	2,241,814	2,234,808
Smile Brands Group Inc, Senior Secured First Lien Term B Non-PIK Loan, 9.000%, 08/16/2019	2,182,373	1,911,398
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	447,727	446,608
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/30/2022	3,047,820	3,047,836
Valeant Pharmaceuticals International, Senior Secured First Lien Series D-2 Tranche B Term Loan, L+3.75%, 02/13/2019(b)	986,081	961,124
		30,378,036

High Tech Industries - 17.81%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.504%, 07/31/2019	462,548	462,837
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,000,000	950,000

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
High Tech Industries (continued)
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 10.500%, 05/25/2020	$4,137,563	$3,982,404
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	1,827,382	1,827,382
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	997,348	887,640
Ciena Corporation, Senior Secured First Lien 2016 Term Loan, 4.250%, 04/26/2021	483,871	484,476
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	2,937,469	2,730,011
Cypress Semiconductor Corp, Senior Secured First Lien Term B Loan, L+5.50%, 06/03/2021(b)	1,126,761	1,121,831
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	994,975	979,428
Flexera Software LLC, Senior Secured Second Lien Term Loan, 8.000%, 04/02/2021	200,000	193,000
Hyland Software Inc, Senior Secured Second Lien Term Loan, 8.250%, 07/03/2023	694,250	669,951
Informatica Corporation, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	1,224,921	1,195,174
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	3,000,000	3,027,510
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, L+4.25%, 11/19/2021(b)	2,922,262	2,924,089
Microsemi Corporation, Senior Secured First Lien Term B Loan, 5.250%, 01/16/2023	1,418,027	1,417,438
ON Semiconductor Corp, Senior Secured First Lien Closing Date Term Loan, 5.250%, 03/31/2023	3,577,513	3,598,012
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	980,000	971,116
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	1,875,000	1,631,250
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	1,772,955	1,702,037
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	1,985,000	1,965,150
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	2,129,059	2,112,431
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	1,786,850	1,773,448
Western Digital Corporation, Senior Secured First Lien US Term B Loan, 6.250%, 04/28/2023	261,860	263,292
		36,869,907

Hotels, Gaming and Leisure - 3.08%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	2,717,400	2,591,720
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	1,821,008	1,798,474
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien 6/16 Term B Loan, 5.000%, 09/02/2021	1,997,890	1,989,779
		6,379,973

Media Advertising, Printing and Publishing - 0.82%
Cengage Learning Inc, Senior Secured First Lien Term B Loan, 5.250%, 06/07/2023	988,024	978,144
McGraw-Hill Global Education Holdings LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/04/2022	714,286	714,464
		1,692,608

Media Broadcasting and Subscription - 4.68%
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	1,500,000	1,061,250
Neptune Finco Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/10/2022	2,054,795	2,061,986
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan, 4.750%, 02/10/2023	2,992,500	2,957,757
Numericable-SFR SA, Senior Secured First Lien USD TLB-7 Term Loan, 5.000%, 01/15/2024	944,751	939,636
Sable International Finance Ltd, Senior Secured First Lien Term B-1 Loan, L+4.75%, 01/03/2023(b)	1,100,000	1,100,000
Sable International Finance Ltd, Senior Secured First Lien Term B-2 Loan, L+4.75%, 01/03/2023(b)	900,000	900,000
Telenet Financing USD LLC, Senior Secured First Lien Term AD Loan, 4.250%, 06/28/2024	675,676	671,875
		9,692,504

Semi-Annual Report | June 30, 2016	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Metals and Mining - 1.40%
Fairmount Santrol Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 09/05/2019	$1,243,606	$1,015,355
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	764,052	739,220
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	455,682	389,038
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	1,023,643	752,378
		2,895,991

Retail - 6.64%
Albertsons LLC, Senior Secured First Lien 2016-1 Term B-4 Loan, L+3.50%, 08/25/2021(b)	1,384,467	1,385,090
Albertsons LLC, Senior Secured First Lien Term B-6 Loan, 4.750%, 06/22/2023	589,104	589,031
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.250%, 08/19/2022	2,027,472	1,938,263
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	994,911	968,376
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	708,882	698,248
Men's Wearhouse Inc (The), Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 06/18/2021	1,236,180	1,152,738
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	784,000	434,336
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,312,875	687,618
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	2,000,000	343,330
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.730%, 01/26/2023	2,940,625	2,929,862
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,041,667	1,863,021
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,790,357	753,396
		13,743,309

Services - Business - 10.58%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	2,000,000	1,875,000
Allied Security Holdings LLC, Senior Secured Second Lien Closing Date Loan, 8.000%, 08/13/2021	400,000	401,666
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	3,317,923	2,283,826
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	1,500,000	637,500
GCA Services Group Inc, Senior Secured First Lien Term Loan, 5.750%, 03/01/2023	2,521,770	2,531,226
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	3,184,888	3,049,530
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	3,160,377	3,041,863
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	1,552,874	1,533,463
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	750,745	751,684
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	1,823,628	1,781,457
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	3,000,000	2,790,000
US Security Associates Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 6.250%, 07/28/2017	10,459	10,446
US Security Associates Holdings Inc, Senior Secured First Lien Term B Loan, 6.250%, 07/28/2017	64,290	64,210
USAGM Holdco LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 07/28/2022	1,194,000	1,155,195
		21,907,066

Services - Consumer - 3.45%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	943,635	882,299
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 03/31/2021	698,752	696,572

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Services - Consumer (continued)
Prime Security Services Borrower LLC, Senior Secured First Lien Term B-1 Loan, L+3.75%, 05/02/2022(b)	$1,733,021	$1,739,156
Prime Security Services Borrower LLC, Senior Secured Second Lien Term B Loan, L+8.75%, 07/01/2022(b)	500,000	507,085
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, L+5.25%, 07/28/2021(b)	269,990	269,315
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	685,965	671,817
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,422,147	2,380,764
		7,147,008

Telecommunications - 6.19%
Alorica Inc, Senior Secured First Lien Term Loan, L+4.75%, 06/22/2022(b)	839,161	838,460
Communications Sales & Leasing Inc, Senior Secured Term Loan, 5.000%, 10/24/2022	1,994,962	1,976,259
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,770,862	1,722,163
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,518,606	1,518,766
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,960,000	1,870,987
TierPoint LLC, Senior Secured First Lien Term B-1 Loan, 5.500%, 12/02/2021	2,729,143	2,679,104
Windstream Services LLC, Senior Secured First Lien Tranche B-6 Term Loan, 5.750%, 03/29/2021	1,995,000	1,990,641
Zayo Group LLC, Senior Secured First Lien 2016 Incremental Term Loan, 4.500%, 05/06/2021	214,607	214,956
		12,811,336

Transportation Cargo - 0.19%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/07/2020	416,985	395,442

Transportation Consumer - 1.77%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	3,846,146	3,663,454

Utilities Electric - 6.45%
Astoria Energy LLC, Senior Secured First Lien Advance Term B Loan, 5.000%, 12/24/2021	531,598	505,905
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	989,922	782,038
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,691,729	2,550,750
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B-1 Conversion Advance Loan, 6.500%, 11/15/2021	500,000	490,000
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	740,741	713,889
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	1,470,588	1,437,500
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	2,985,000	2,761,125
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	927,419	926,840
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,063,053	1,655,601
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.520%, 10/02/2021	1,531,574	1,528,067
		13,351,715

TOTAL FLOATING RATE LOAN INTERESTS (Cost $245,343,654)		233,815,473

Semi-Annual Report | June 30, 2016	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS(a) - 1.78%
Banking, Finance, Insurance and Real Estate - 1.78%
Symphony Ltd, Series 2014-14A, 5.230%, 07/14/2026(c)	$4,700,000	$3,683,198

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $4,261,426)		3,683,198

CORPORATE BONDS - 29.59%
Automotive - 0.25%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(c)	530,000	522,050

Banking, Finance, Insurance and Real Estate - 3.05%
Fly Leasing Limited, Senior Unsecured Bond, 6.750%, 12/15/2020	500,000	504,375
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	2,025,000	1,954,125
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	1,300,000	1,257,750
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	3,500,000	2,598,750
		6,315,000

Beverage, Food and Tobacco - 2.30%
Dole Food Co Inc, Senior Secured Bond, 7.250%, 05/01/2019(c)	1,650,000	1,650,000
P F Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(c)	3,377,000	3,115,282
		4,765,282

Capital Equipment - 1.03%
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(c)	250,000	191,250
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(c)	2,600,000	1,937,000
		2,128,250

Construction and Building - 3.74%
Builders FirstSource Inc, Senior Unsecured Bond:
7.625%, 06/01/2021(c)	1,491,000	1,565,550
10.750%, 08/15/2023(c)	2,150,000	2,348,875
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(c)	2,645,000	2,585,487
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	1,250,000	1,243,750
		7,743,662

Consumer Goods Durable - 0.06%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	150,000	130,125

Containers, Packaging and Glass - 2.50%
Coveris Holding Corp, Senior Unsecured Bond, 10.000%, 06/01/2018(c)	5,000,000	5,025,000
Reynolds GRP ISS / Reynold, Senior Unsecured Bond, 7.000%, 07/15/2024(c)	140,000	144,393
		5,169,393

Energy, Oil and Gas - 2.23%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	1,600,000	1,140,000
Comstock Resources Inc, Senior Unsecured Bond:
7.750%, 04/01/2019	1,000,000	445,000
10.000%, 03/16/2020(c)	1,250,000	1,012,500
9.500%, 06/15/2020	2,000,000	885,000
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	500,000	412,500

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Energy, Oil and Gas (continued)
SandRidge Energy Inc, Senior Secured Bond, 8.750%, 06/01/2020(c)(e)	$1,750,000	$726,250
		4,621,250

Forest Products and Paper - 0.36%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	955,000	744,900

Healthcare and Pharmaceuticals - 1.57%
Concordia Healthcare Corp, Senior Unsecured Bond, 7.000%, 04/17/2023(c)	1,500,000	1,286,250
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(c)	1,500,000	1,545,000
Valeant Pharmaceuticals, Senior Unsecured Bond:
5.375%, 03/15/2020(c)	350,000	300,781
6.125%, 04/15/2025(c)	150,000	120,750
		3,252,781

High Tech Industries - 2.28%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	670,000	639,850
Dell Inc, Senior Unsecured Bond, 7.125%, 06/15/2024(c)	390,000	407,941
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	1,500,000	1,061,250
Infor (US) Inc, Senior Unsecured Bond, 6.500%, 05/15/2022	1,000,000	949,380
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(c)	1,604,000	1,668,160
		4,726,581

Hotels, Gaming and Leisure - 2.70%
Scientific Games Corp, Senior Unsecured Bond, 8.125%, 09/15/2018	5,000,000	4,923,450
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(c)	650,000	656,500
		5,579,950

Media Broadcasting and Subscription - 2.64%
Altice Financing SA, Senior Secured Bond, 7.500%, 05/15/2026(c)	910,000	896,350
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	1,400,000	1,438,500
Cequel Communications Holdings I, Senior Unsecured Bond, 5.125%, 12/15/2021(c)	1,500,000	1,432,500
Numericable-SFR SA, Senior Secured Bond, 7.375%, 05/01/2026(c)	1,720,000	1,702,800
		5,470,150

Media, Advertising, Printing and Publishing - 0.12%
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(c)	230,000	238,625

Retail - 0.16%
CEC Entertainment Inc, Senior Unsecured Bond, 8.000%, 02/15/2022	345,000	336,806

Services - Business - 0.76%
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(c)	3,250,000	1,576,250

Telecommunications - 1.72%
Communications Sales & Leasing Inc, Senior Secured Bond, 6.000%, 04/15/2023(c)	375,000	382,500
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	1,380,000	1,364,475
Frontier Communications, Senior Unsecured Bond, 10.500%, 09/15/2022	1,250,000	1,327,344
Windstream Corporation Inc, Senior Unsecured Bond, 7.750%, 10/15/2020	500,000	492,500
		3,566,819

Transportation - Cargo - 0.23%
Air Medical Merger Sub, Senior Unsecured Bond, 6.375%, 05/15/2023(c)	500,000	477,500

Semi-Annual Report | June 30, 2016	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Transportation Consumer - 0.76%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(c)	$1,500,000	$1,563,750

Utilities Electric - 1.13%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	2,100,000	1,501,500
RRI Energy Inc, Senior Unsecured Bond, 7.875%, 06/15/2017	1,000,000	845,000
		2,346,500

TOTAL CORPORATE BONDS (Cost $66,504,038)		61,275,624

Total Investments - 144.30% (Cost $316,109,118)		298,774,295

Assets in Excess of Other Liabilities - 3.03%		6,280,755

Leverage Facility - (47.33)%		(98,000,000)

Net Assets - 100.00%		$207,055,050

Amounts above are shown as a percentage of net assets as of June 30, 2016.

(a)	The interest rate shown represents the rate at period end.
(b)
All or a portion of this position has not settled as of June 30, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $49,117,617, which represents approximately 23.72% of net assets as of June 30, 2016. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Option to convert to pay-in-kind security.
(e)	Security is currently in default and is therefore non-income producing.

See Notes to Financial Statements.

24	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

 June 30, 2016 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 107.40%
Aerospace and Defense - 1.94%
Camp International Holding Company, Senior Secured First Lien 2013 Replacement Term Loan, 4.750%, 05/31/2019	$7,783,777	$7,761,905
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 12/02/2019	5,468,523	5,359,152
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	922,998	830,698
		13,951,755
Automotive -1.70%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	1,784,881	1,729,112
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	4,426,089	4,448,220
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	6,559,757	6,106,051
		12,283,383
Banking, Finance, Insurance and Real Estate - 8.36%
Acrisure LLC, Senior Secured First Lien Term B Loan, 6.500%, 05/19/2022	1,607,830	1,600,458
AmWins Group LLC, Senior Secured First Lien New Term Loan, 4.750%, 09/06/2019	2,639,500	2,640,912
Arnhold and S Bleichroeder Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 12/01/2022	5,273,500	5,181,214
AssuredPartners Capital Inc, Senior Secured First Lien Term Loan, 5.750%, 10/24/2022	5,518,861	5,493,005
Asurion LLC, Senior Secured First Lien Incremental Tranche B-1 Term Loan, 5.000%, 05/24/2019	3,652,136	3,639,975
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	5,763,158	5,572,974
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	2,001,687	1,986,675
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	8,863,142	7,179,145
DTZ US Borrower LLC, Senior Secured First Lien 2015-1 Converted Term Loan, L+3.25%, 11/04/2021(b)	4,862,437	4,807,759
Examworks Group Inc, Senior Secured First Lien Initial Term Loan, L+3.75%, 06/19/2023(b)	2,662,722	2,663,560
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	2,956,466	2,867,772
MPH Acquisition Holdings LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 06/07/2023	5,594,406	5,616,783
Solera LLC (Solera Finance Inc), Senior Secured First Lien Dollar Term Loan, L+4.75%, 03/03/2023(b)	5,843,687	5,849,151
VF Holding Corp, Senior Secured First Lien Initial Term Loan, L+3.75%, 06/16/2023(b)	2,242,991	2,238,090
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	2,979,592	2,920,000
		60,257,473
Beverage, Food and Tobacco - 1.57%
AdvancePierre Foods Inc, Senior Secured First Lien Effective Date Term Loan, 4.750%, 06/02/2023	3,973,510	3,968,543
Americold Realty Operating Partnership LP, Senior Secured First Lien Term B Loan, L+4.75%, 12/01/2022(b)	1,188,119	1,195,545
Candy Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/15/2023	1,578,947	1,579,934
RGIS Services LLC, Senior Secured First Lien Extended Maturity Term Loan, 5.500%, 10/18/2017	2,880,420	2,462,759
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 12/31/2021	2,387,283	2,124,682
		11,331,463
Capital Equipment - 0.77%
Alfred Fueling Systems Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 06/21/2021	3,400,036	3,404,286

Semi-Annual Report | June 30, 2016	25

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Capital Equipment (continued)
MTS Systems Corp, Senior Secured First Lien Term B Loan, L+4.25%, 06/28/2023(b)	$2,181,818	$2,178,414
		5,582,700
Chemicals, Plastics and Rubber - 2.78%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	1,753,306	1,746,731
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	9,611,306	9,130,741
PQ Corporation, Senior Secured First Lien Dollar Tranche B-1 Term Loan, 5.750%, 11/04/2022	3,533,569	3,540,424
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	758,812	754,384
Tekni-Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	5,192,308	4,900,240
		20,072,520
Construction and Building - 6.85%
Atkore International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	4,116,000	4,085,130
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	1,109,231	1,111,078
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	7,368,421	7,147,369
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	3,940,000	3,949,870
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 07/01/2022	2,852,011	2,850,229
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,726,012	1,717,382
SiteOne Landscape Supply LLC, Senior Secured First Lien Initial Term Loan, 6.500%, 04/29/2022	3,112,621	3,128,185
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	4,580,722	4,590,272
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 9.750%, 02/25/2023(b)	2,191,781	2,190,411
Stardust Finance Holdings Inc, Senior Secured First Lien Junior Term Loan, 10.500%, 03/13/2023	2,333,333	2,263,333
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	10,455,441	10,228,871
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	6,229,568	6,120,551
		49,382,681
Consumer Goods Durable - 1.12%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,722,087	1,687,646
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	4,925,000	4,917,612
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	1,496,183	1,479,351
		8,084,609
Consumer Goods Non Durable - 1.53%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	1,934,742	1,615,510
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	9,034,198	8,356,633
SRAM LLC, Senior Secured First Lien Term Loan, 4.013%, 04/10/2020	1,230,753	1,089,217
		11,061,360
Containers, Packaging and Glass - 4.18%
Berlin Packaging LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 10/03/2022	428,571	425,001
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 02/07/2022(b)	5,686,817	5,686,817
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, 6.000%, 12/06/2021	8,234,938	8,267,878
IBC Capital Limited, Senior Secured Second Lien Term Loan, 8.000%, 09/09/2022	485,294	431,912
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	7,982,215	7,922,349
Plaze Inc, Senior Secured First Lien Term Loan, 5.254%, 07/31/2022	1,500,000	1,500,000

26	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Containers, Packaging and Glass (continued)
Prolampac Intermediate Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 08/18/2022	$5,984,937	$5,930,085
		30,164,042
Energy, Oil and Gas - 4.87%
Ascent Resources-Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	7,407,407	4,000,000
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	6,212,389	6,204,624
Brock Holdings III Inc, Senior Secured Second Lien Initial Term Loan, 10.000%, 03/16/2018	3,833,333	3,373,333
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/17/2021	752,941	683,061
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 9.000%, 06/19/2019	5,065,287	4,482,779
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	7,246,575	6,431,336
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	5,552,374	3,272,458
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	735,735	433,627
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	449,391	264,862
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	8,146,154	2,280,923
Utex Industries Inc, Senior Secured Second Lien New Term Loan, L+7.250%, 05/23/2022(b)	3,181,818	1,582,955
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	775,066	609,395
W3 Co, Senior Secured Second Lien Term Loan, 9.250%, 09/14/2020	3,385,430	1,472,662
		35,092,015
Environmental Industries - 0.63%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,312,727	2,254,909
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	1,697,143	1,697,856
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	590,103	589,855
		4,542,620
Healthcare and Pharmaceuticals - 12.29%
Acadia Healthcare Co Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 02/16/2023	677,196	671,975
Albany Molecular Research Inc, Senior Secured First Lien Term Loan, L+4.75%, 07/16/2021(b)	3,284,105	3,255,369
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	6,660,536	6,606,419
Amneal Pharmaceuticals LLC, Senior Secured First Lien Term B Loan, 4.504%, 11/01/2019	1,117,172	1,112,049
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2022	6,415,094	6,379,009
Avantor Performance Materials Holdings Inc, Senior Secured Second Lien Initial Term Loan, L+9.50%, 06/16/2023(b)	4,347,826	4,271,739
CHG Healthcare Services Inc, Senior Secured First Lien Term Loan, 4.750%, 06/07/2023	3,402,647	3,407,972
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	5,393,458	5,189,855
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	3,001,371	2,956,351
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,025,612	1,020,483
Greatbatch Ltd, Senior Secured First Lien Term B Loan, 5.250%, 10/27/2022	7,167,665	7,118,387
Lanai Holdings III Inc, Senior Secured First Lien Term Loan, L+4.75%, 08/29/2022(b)	3,963,303	3,913,761
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	1,109,128	1,107,742
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	3,545,337	3,518,747
Netsmart Technologies Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 04/19/2023	5,715,517	5,708,373
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	8,013,379	7,292,175

Semi-Annual Report | June 30, 2016	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 08/01/2022	$3,535,611	$3,534,126
Packaging Coordinators Midco Inc, Senior Secured First Lien Term B Loan, L+4.00%, 06/29/2023(b)	3,854,015	3,854,015
Precyse Acquisition Corp, Senior Secured First Lien Initial Term Loan, 6.500%, 10/20/2022	2,217,254	2,210,325
Smile Brands Group Inc, Senior Secured First Lien Term B Non-PIK Loan, 9.000%, 08/16/2019	4,085,204	3,577,964
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	3,089,318	3,081,595
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/30/2022	8,784,854	8,784,898
		88,573,329
High Tech Industries - 19.68%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.504%, 07/31/2019	925,096	925,674
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,000,000	950,000
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 10.500%, 05/25/2020	12,883,308	12,400,183
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	6,810,781	6,810,781
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	2,028,172	1,805,073
Ciena Corporation, Senior Secured First Lien 2016 Term Loan, 4.250%, 04/26/2021	1,935,484	1,937,903
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	3,940,000	3,661,737
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/15/2022	4,000,000	3,323,340
Cypress Semiconductor Corp, Senior Secured First Lien Term B Loan, L+5.50%, 06/03/2021(b)	3,943,662	3,926,408
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	5,668,235	5,579,669
Flexera Software LLC, Senior Secured Second Lien Term Loan, 8.000%, 04/02/2021	2,800,000	2,702,000
Hyland Software Inc, Senior Secured Second Lien Term Loan, 8.250%, 07/03/2023	2,524,544	2,436,185
Informatica Corporation, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	4,899,684	4,780,695
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	14,346,991	14,478,553
Landslide Holdings Inc, Senior Secured First Lien Term Loan, 5.000%, 02/25/2020	5,381,326	5,361,146
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, L+4.25%, 11/19/2021(b)	10,002,903	10,009,155
Magic Newco LLC, Senior Secured First Lien USD Term Loan, 5.000%, 12/12/2018	594,503	595,469
Microsemi Corporation, Senior Secured First Lien Term B Loan, 5.250%, 01/16/2023	5,671,778	5,669,424
ON Semiconductor Corp, Senior Secured First Lien Closing Date Term Loan, 5.250%, 03/31/2023	14,310,051	14,392,048
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	4,178,571	3,917,411
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,430,400	2,408,368
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	4,750,000	4,132,500
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	2,363,940	2,269,383
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	2,753,462	2,760,346
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	8,938,599	8,849,213
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	8,516,238	8,449,726
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	6,523,794	6,474,866
Western Digital Corporation, Senior Secured First Lien US Term B Loan, 6.250%, 04/28/2023	872,865	877,640
		141,884,896
Hotels, Gaming and Leisure - 2.64%
Alpha Topco Limited-Delta 2 (Lux) Sarl, Senior Secured First Lien Facility B3 (USD) Term Loan, 4.750%, 07/30/2021	2,373,451	2,289,264
Alpha Topco Limited-Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	4,000,000	3,815,000
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	2,810,942	2,754,723
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	7,284,034	7,193,894

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Hotels, Gaming and Leisure (continued)
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien 6/16 Term B Loan, 5.000%, 09/02/2021	$2,996,835	$2,984,668
		19,037,549
Media Advertising, Printing and Publishing - 0.90%
Cengage Learning Inc, Senior Secured First Lien Term B Loan, 5.250%, 06/07/2023	3,952,096	3,912,575
McGraw-Hill Global Education Holdings LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/04/2022	2,571,429	2,572,071
		6,484,646
Media Broadcasting and Subscription - 4.22%
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	7,721,961	5,463,287
Neptune Finco Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/10/2022	8,219,178	8,247,945
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan, 4.750%, 02/10/2023	9,725,625	9,612,710
Numericable-SFR SA, Senior Secured First Lien USD TLB-7 Term Loan, 5.000%, 01/15/2024	3,149,171	3,132,119
Sable International Finance Ltd, Senior Secured First Lien Term B-1 Loan, L+4.75%, 01/03/2023(b)	2,200,000	2,200,000
Sable International Finance Ltd, Senior Secured First Lien Term B-2 Loan, L+4.75%, 01/03/2023(b)	1,800,000	1,800,000
		30,456,061
Metals and Mining - 1.37%
Fairmount Santrol Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 09/05/2019	2,984,655	2,436,851
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	2,936,467	2,841,032
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	1,822,727	1,556,153
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	4,094,574	3,009,512
		9,843,548
Retail - 6.45%
Albertsons LLC, Senior Secured First Lien 2016-1 Term B-4 Loan, L+3.50%, 08/25/2021(b)	3,608,800	3,610,424
Albertsons LLC, Senior Secured First Lien Term B-6 Loan, 4.750%, 06/22/2023	4,110,928	4,110,414
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.250%, 08/19/2022	6,893,403	6,590,093
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	3,979,644	3,873,507
Fairway Group Acquisition Company, Senior Secured First Lien DIP Term Loan, 9.000%, 07/29/2016	899,697	895,198
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 7.750%, 08/17/2018	3,377,784	1,942,226
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	2,338,032	2,302,962
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	2,342,736	2,110,325
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	4,907,368	2,718,682
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	6,564,374	3,438,091
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	1,845,543	316,815
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.730%, 01/26/2023	11,762,500	11,719,449
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,041,667	1,863,021
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	3,755,182	1,013,899
		46,505,106

Semi-Annual Report | June 30, 2016	29

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Services - Business - 9.73%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	$6,750,000	$6,328,125
Allied Security Holdings LLC, Senior Secured Second Lien Closing Date Loan, 8.000%, 08/13/2021	1,600,000	1,606,664
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	7,923,497	5,453,980
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	4,000,000	1,700,000
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	181,716	175,053
FR Dixie Acquisition Corp, Senior Secured First Lien Initial Term Loan, 5.750%, 12/18/2020	5,131,579	1,616,447
GCA Services Group Inc, Senior Secured First Lien Term Loan, 5.750%, 03/01/2023	10,087,079	10,124,905
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	6,070,059	5,812,081
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	8,481,132	8,163,090
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	3,795,455	3,653,125
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	5,435,058	5,367,120
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,876,863	1,879,209
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	4,980,931	4,865,747
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	9,125,000	8,486,250
US Security Associates Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 6.250%, 07/28/2017	41,166	41,114
US Security Associates Holdings Inc, Senior Secured First Lien Term B Loan, 6.250%, 07/28/2017	257,159	256,838
USAGM Holdco LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 07/28/2022	4,776,000	4,620,780
		70,150,528

Services - Consumer - 2.25%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	3,591,478	3,358,032
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 03/31/2021	2,795,009	2,786,288
NVA Holdings Inc, Senior Secured Second Lien Term Loan, L+7.000%, 08/14/2022(b)	826,001	818,773
Prime Security Services Borrower LLC, Senior Secured First Lien Term B-1 Loan, L+3.75%, 05/02/2022(b)	3,927,400	3,941,303
Prime Security Services Borrower LLC, Senior Secured Second Lien Term B Loan, L+8.75%, 07/01/2022(b)	1,500,000	1,521,255
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, L+5.25%, 07/28/2021(b)	1,079,959	1,077,259
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	2,743,860	2,687,268
		16,190,178

Telecommunications - 4.29%
Alorica Inc, Senior Secured First Lien Term Loan, L+4.75%, 06/22/2022(b)	3,356,643	3,353,841
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	3,541,724	3,444,327
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,677,074	3,677,460
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,960,000	1,870,987
TierPoint LLC, Senior Secured First Lien Term B-1 Loan, 5.500%, 12/02/2021	10,916,571	10,716,416
Windstream Services LLC, Senior Secured First Lien Tranche B-6 Term Loan, 5.750%, 03/29/2021	6,982,500	6,967,243
Zayo Group LLC, Senior Secured First Lien 2016 Incremental Term Loan, 4.500%, 05/06/2021	858,429	859,824
		30,890,098

30	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Transportation Cargo - 0.24%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/07/2020	$1,810,794	$1,717,239

Transportation Consumer - 0.97%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	7,375,585	7,025,244

Utilities Electric - 6.07%
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	4,866,931	3,978,716
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	6,288,535	4,967,942
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	3,383,459	3,206,250
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B-1 Conversion Advance Loan, 6.500%, 11/15/2021	1,601,000	1,568,980
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	462,963	446,181
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	6,941,176	6,785,000
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	9,995,227	9,245,585
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,854,839	1,853,680
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	8,200,637	6,581,011
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.520%, 10/02/2021	5,140,053	5,128,282
		43,761,627

TOTAL FLOATING RATE LOAN INTERESTS (Cost $825,008,504)		774,326,670

CORPORATE BONDS - 36.34%
Automotive - 0.26%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(c)	1,920,000	1,891,200

Banking, Finance, Insurance and Real Estate - 4.35%
First Data Corp, Senior Unsecured Bond, 7.000%, 12/01/2023(c)	2,000,000	2,037,500
Fly Leasing Limited, Senior Unsecured Bond:
6.750%, 12/15/2020	500,000	504,375
6.375%, 10/15/2021	2,100,000	2,047,500
Hockey Merger Sub 2 Inc, Senior Unsecured Bond, 7.875%, 10/01/2021(c)	4,000,000	3,850,000
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	7,500,000	7,237,500
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	6,850,000	6,627,375
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	12,200,000	9,058,500
		31,362,750

Beverage, Food and Tobacco - 2.60%
Dole Food Co Inc, Senior Secured Bond, 7.250%, 05/01/2019(c)	6,350,000	6,350,000
P F Chang’s China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(c)	13,415,000	12,375,338
		18,725,338

Capital Equipment - 1.14%
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(c)	3,250,000	2,486,250
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(c)	7,650,000	5,699,250
		8,185,500

Semi-Annual Report | June 30, 2016	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Chemicals, Plastics and Rubber - 0.23%
Pinnacle Operating Corporation, Senior Secured Bond, 9.000%, 11/15/2020(c)	$2,000,000	$1,690,000

Construction and Building - 4.28%
Builders FirstSource Inc, Senior Unsecured Bond:
7.625%, 06/01/2021(c)	12,237,000	12,848,850
10.750%, 08/15/2023(c)	5,000,000	5,462,500
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(c)	10,080,000	9,853,200
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	2,700,000	2,686,500
		30,851,050

Consumer Goods Durable - 0.24%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	650,000	563,875
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(c)	1,300,000	1,163,500
		1,727,375

Consumer Goods Non Durable - 0.40%
Revlon Consumer Products Corporation, Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	3,000,000	2,910,000

Containers, Packaging and Glass - 2.52%
Coveris Holding Corp, Senior Unsecured Bond, 10.000%, 06/01/2018(c)	12,105,000	12,165,525
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	5,530,000	5,398,663
Reynolds GRP ISS / Reynold, Senior Unsecured Bond, 7.000%, 07/15/2024(c)	560,000	577,570
		18,141,758

Energy, Oil and Gas - 2.67%
Atlas EN Hldgs OP Co / ATL, Senior Unsecured Bond:
7.750%, 01/15/2021	2,550,000	344,250
9.250%, 08/15/2021	1,800,000	243,000
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	6,600,000	4,702,500
Comstock Resources Inc, Senior Unsecured Bond:
7.750%, 04/01/2019	1,000,000	445,000
10.000%, 03/16/2020(c)	3,000,000	2,430,000
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	800,000	660,000
Lightstream Resources, Senior Unsecured Bond, Series AI, 9.875%, 06/15/2019	7,808,742	7,105,955
SandRidge Energy Inc, Senior Secured Bond, 8.750%, 06/01/2020(c)(e)	6,250,000	2,593,750
Talos Production LLC, Senior Unsecured Bond, 9.750%, 02/15/2018(c)	2,000,000	715,000
		19,239,455

Forest Products and Paper - 0.43%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	3,961,000	3,089,580

Healthcare and Pharmaceuticals - 1.54%
Concordia Healthcare Corp, Senior Unsecured Bond, 7.000%, 04/17/2023(c)	4,500,000	3,858,750
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(c)	5,500,000	5,665,000
Valeant Pharmaceuticals, Senior Unsecured Bond:
5.375%, 03/15/2020(c)	1,250,000	1,074,219
6.125%, 04/15/2025(c)	650,000	523,250
		11,121,219

High Tech Industries - 3.15%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	5,330,000	5,090,150
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(c)(d)	3,000,000	2,550,000

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
High Tech Industries (continued)
Dell Inc, Senior Unsecured Bond, 7.125%, 06/15/2024(c)	$1,580,000	$1,652,683
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	6,000,000	4,245,000
Infor (US) Inc, Senior Unsecured Bond, 6.500%, 05/15/2022	4,250,000	4,034,865
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(c)	4,966,000	5,164,640
		22,737,338

Hotels, Gaming and Leisure - 3.73%
Mood Media Corporation, Senior Unsecured Bond, 9.250%, 10/15/2020(c)	9,850,000	7,141,250
Scientific Games Corp, Senior Unsecured Bond, 8.125%, 09/15/2018	19,000,000	18,709,110
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(c)	1,000,000	1,010,000
		26,860,360

Media Advertising, Printing and Publishing - 0.14%
Southern Graphics Inc, Senior Unsecured Bond, 8.375%, 10/15/2020(c)	1,000,000	1,005,000

Media Broadcasting and Subscription - 3.36%
Altice Financing SA, Senior Secured Bond, 7.500%, 05/15/2026(c)	4,230,000	4,166,550
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	4,600,000	4,726,500
Cequel Communications Holdings I, Senior Unsecured Bond:
6.375%, 09/15/2020(c)	5,500,000	5,582,500
5.125%, 12/15/2021(c)	500,000	477,500
Numericable Group SA, Senior Secured Bond:
6.000%, 05/15/2022(c)	2,250,000	2,196,562
6.250%, 05/15/2024(c)	2,000,000	1,920,000
Numericable-SFR SA, Senior Secured Bond, 7.375%, 05/01/2026(c)	5,170,000	5,118,300
		24,187,912

Media, Advertising, Printing and Publishing - 0.12%
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(c)	820,000	850,750

Retail - 0.32%
CEC Entertainment Inc, Senior Unsecured Bond, 8.000%, 02/15/2022	1,369,000	1,336,486
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	5,600,000	952,000
		2,288,486

Services - Business - 1.12%
ADT Corp, Senior Unsecured Bond, 4.125%, 06/15/2023	2,000,000	1,882,500
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(c)	12,840,000	6,227,400
		8,109,900

Telecommunications - 2.10%
Communications Sales & Leasing Inc, Senior Secured Bond, 6.000%, 04/15/2023(c)	1,625,000	1,657,500
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	7,710,000	7,623,263
Frontier Communications, Senior Unsecured Bond:
10.500%, 09/15/2022	750,000	796,406
7.125%, 01/15/2023	4,000,000	3,600,000
Windstream Corporation Inc, Senior Unsecured Bond, 7.750%, 10/15/2020	1,500,000	1,477,500
		15,154,669

Transportation - Cargo - 0.20%
Air Medical Merger Sub, Senior Unsecured Bond, 6.375%, 05/15/2023(c)	1,500,000	1,432,500

Semi-Annual Report | June 30, 2016	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2016 (Unaudited)

	Principal Amount	Value
Transportation Consumer - 0.25%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(c)	$1,750,000	$1,824,375

Utilities Electric - 1.19%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	7,400,000	5,291,000
RRI Energy Inc, Senior Unsecured Bond, 7.875%, 06/15/2017	3,900,000	3,295,500
		8,586,500

TOTAL CORPORATE BONDS (Cost $293,241,125)		261,973,015

Total Investments - 143.74% (Cost $1,118,249,629)		1,036,299,685

Assets in Excess of Other Liabilities - 4.39%		31,640,335

Leverage Facility - (48.13)%		(347,000,000)

Net Assets - 100.00%		$720,940,020

Amounts above are shown as a percentage of net assets as of June 30, 2016.

(a)	The interest rate shown represents the rate at period end.
(b)
All or a portion of this position has not settled as of June 30, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $192,770,418, which represents approximately 26.74% of net assets as of June 30, 2016. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Option to convert to pay-in-kind security.
(e)	Security is currently in default and is therefore non-income producing.

See Notes to Financial Statements.

34	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Assets and Liabilities

June 30, 2016 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at value (Cost $391,167,477, $316,109,118 and $1,118,249,629, respectively)	$366,498,606	$298,774,295	$1,036,299,685
Cash	7,652,877	9,570,935	33,240,205
Receivable for investment securities sold	26,469,767	15,954,823	54,037,473
Interest receivable	1,861,300	2,454,107	10,250,979
Prepaid expenses and other assets	4,750	4,419	360
Total Assets	402,487,300	326,758,579	1,133,828,702

LIABILITIES:
Payable for investment securities purchased	22,367,895	21,008,847	63,280,278
Leverage facility (Note 8)	125,000,000	98,000,000	347,000,000
Interest due on leverage facility (Note 8)	45,853	3,054	12,473
Accrued investment advisory fee payable	623,907	411,486	1,766,463
Accrued fund accounting and administration fees payable	91,887	60,633	389,717
Accrued trustees' fees payable	15,254	15,554	17,290
Other payables and accrued expenses	373,570	203,955	422,461
Total Liabilities	148,518,366	119,703,529	412,888,682
Net Assets Applicable to Common Shareholders	253,968,934	207,055,050	720,940,020

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid‐in capital	$286,029,031	$237,039,878	$840,417,894
Undistributed net investment income	3,454,291	6,260,630	15,954,171
Accumulated net realized loss	(10,845,517)	(18,910,635)	(53,482,101)
Net unrealized depreciation	(24,668,871)	(17,334,823)	(81,949,944)
Net Assets Applicable to Common Shareholders	$253,968,934	$207,055,050	$720,940,020

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,217,684	12,702,160	44,664,382
Net Asset Value per Common Share	$16.69	$16.30	$16.14

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2016	35

Blackstone / GSO Funds	Statements of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$12,614,056	$11,703,347	$41,609,457
Facility and other fees	313,286	293,174	1,025,574
Total Investment Income	12,927,342	11,996,521	42,635,031

EXPENSES:
Investment advisory fee	1,792,733	1,169,504	5,021,115
Fund accounting and administration fees	179,273	116,950	753,167
Insurance expense	35,350	20,034	106,722
Legal and audit fees	129,843	65,686	131,831
Custodian fees	77,033	25,071	62,971
Trustees' fees and expenses	60,247	60,355	63,005
Printing expense	20,527	13,168	29,136
Transfer agent fees	9,435	9,536	8,849
Interest on leverage facility	724,998	579,410	2,132,012
Other expenses	66,262	65,046	83,555
Total Expenses	3,095,701	2,124,760	8,392,363
Net Investment Income	9,831,641	9,871,761	34,242,668

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(6,870,542)	(12,707,957)	(33,859,158)
Net realized loss:	(6,870,542)	(12,707,957)	(33,859,158)
Change in unrealized appreciation/(depreciation) on:
Investment securities	15,408,022	20,911,123	64,975,936
Net unrealized gain:	15,408,022	20,911,123	64,975,936
Net Realized and Unrealized Gain on Investments	8,537,480	8,203,166	31,116,778

Net Increase in Net Assets Attributable to Common Shares from Operations	$18,369,121	$18,074,927	$65,359,446

See Notes to Financial Statements.

36	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$9,831,641	$18,606,153	$9,871,761	$18,795,478	$34,242,668	$66,184,077
Net realized loss	(6,870,542)	(1,351,512)	(12,707,957)	(5,268,770)	(33,859,158)	(19,372,357)
Change in unrealized appreciation/(depreciation)	15,408,022	(31,777,555)	20,911,123	(28,455,513)	64,975,936	(109,844,281)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	18,369,121	(14,522,914)	18,074,927	(14,928,805)	65,359,446	(63,032,561)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(7,274,053)	(17,804,690)	(6,224,058)	(16,182,551)	(23,448,800)	(60,966,881)
Net Decrease in Net Assets from Distributions to Common Shareholders	(7,274,053)	(17,804,690)	(6,224,058)	(16,182,551)	(23,448,800)	(60,966,881)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	11,095,068	(32,327,604)	11,850,869	(31,111,356)	41,910,646	(123,999,442)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	242,873,866	275,201,470	195,204,181	226,315,537	679,029,374	803,028,816
End of period(a)	$253,968,934	$242,873,866	$207,055,050	$195,204,181	$720,940,020	$679,029,374
(a) Including undistributed net investment income of:	$3,454,291	$896,703	$6,260,630	$2,612,927	$15,954,171	$5,160,303

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2016	37

Blackstone / GSO Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2016 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$18,369,121	$18,074,927	$65,359,446
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(164,393,528)	(139,095,926)	(453,713,093)
Proceeds from disposition of investment securities	158,372,947	133,053,388	440,160,623
Discounts accreted/premiums amortized	(554,944)	(699,665)	(1,943,081)
Net realized (gain)/loss on:
Investment securities	6,870,542	12,707,957	33,859,158
Net change in unrealized depreciation on:
investment securities	(15,408,022)	(20,911,123)	(64,975,936)
Decrease in interest receivable	223,813	723,353	2,330,519
Decrease in prepaid expenses and other assets	23,548	11,569	85,014
Decrease in interest due on loan facility	(18,429)	(44,018)	(157,372)
Increase in accrued investment advisory fees payable	309,317	208,079	884,806
Decrease in accrued fund accounting and administration expense	(4,478)	(2,101)	(20,011)
Decrease in accrued trustees' fees payable	(6,330)	(6,029)	(4,293)
Increase in other payables and accrued expenses	144,624	41,622	188,730
Net Cash Provided by Operating Activities	3,928,181	4,062,033	22,054,510

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in leverage facility	5,500,000	2,000,000	16,000,000
Distributions paid ‐ common shareholders ‐ net	(8,643,645)	(7,468,870)	(28,138,560)
Net Cash Provided Used in Financing Activities	(3,143,645)	(5,468,870)	(12,138,560)

Net Increase/(Decrease) in Cash	784,536	(1,406,837)	9,915,950
Cash, beginning balance	$6,868,341	$10,977,772	$23,324,255
Cash, ending balance	$7,652,877	$9,570,935	$33,240,205

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$743,427	$623,428	$2,289,384

See Notes to Financial Statements.

38	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.96		$18.08	$19.27		$19.31		$18.81		$19.63
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.65		1.22	0.92		1.17		1.36		1.34
Net realized and unrealized gain/(loss)on investments	0.56		(2.17)	(0.84)		0.08		0.65		(0.70)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	–		–	(0.06)		(0.08)		(0.08)		(0.08)
From net realized gains	–		–	–		0.00		(0.01)		–
Total Income/(Loss) from Investment Operations	1.21		(0.95)	0.02		1.17		1.92		0.56

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.48)		(1.17)	(0.86)		(1.06)		(1.23)		(1.23)
From net realized gains	–		–	(0.08)		(0.15)		(0.19)		(0.15)
From tax return of capital	–		–	(0.27)		–		–		–
Total Distributions to Common Shareholders	(0.48)		(1.17)	(1.21)		(1.21)		(1.42)		(1.38)

Net asset value per common share - end of period	$16.69		$15.96	$18.08		$19.27		$19.31		$18.81
Market price per common share - end of period	$15.89		$14.85	$16.74		$18.85		$20.33		$18.36

Total Investment Return - Net Asset Value(b)	7.86%		(5.19%)	0.38%		6.27%		10.51%		3.05%
Total Investment Return - Market Price(b)	10.37%		(4.72%)	(4.99%)		(1.26%)		19.20%		(1.08%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$253,969		$242,874	$275,201		$293,242		$293,459		$285,298
Ratio of expenses to average net assets attributable to common shares	2.56	%(c)	2.48%	3.02	%(d)	2.73	%(d)	2.78	%(d)	2.79	%(d)
Ratio of net investment income to average net assets attributable to common shares	8.15	%(c)	6.84%	4.88	%(d)	6.02	%(d)	7.04	%(d)	6.91	%(d)
Ratio of expenses to average managed assets(e)	1.73	%(c)	1.67%	2.02	%(d)	1.83	%(d)	1.87	%(d)	1.87	%(d)
Portfolio turnover rate	49%		65%	66%		85%		73%		94%

Semi-Annual Report | June 30, 2016	39

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014			For the Year Ended December 31, 2013			For the Year Ended December 31, 2012			For the Year Ended December 31, 2011
TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A	$	N/A	$	N/A	(f)		$48,100			$48,109			$48,118
Total shares outstanding (000s)		–		–		–			48			48			48
Asset coverage per share	$	N/A	$	N/A	$	N/A	(f)		$3,035	(g)		$7,116	(h)		$6,946	(h)
Liquidation preference per share	$	N/A	$	N/A	$	N/A	(f)		$1,000			$1,000			$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A	$	N/A		$–	(i)		$96,000			$96,000			$96,000
Average borrowings outstanding during the period (000s)	$	N/A	$	N/A		$96,000	(i)		$96,000			$96,000			$96,000
Asset coverage, end of period per $1,000		N/A		N/A		N/A	(i)		$4,556	(j)		$4,057	(k)		$3,972	(k)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$125,000		$119,500		$133,000		$	N/A		$	N/A		$	N/A
Average borrowings outstanding during the period (000s)		$117,815		$132,372		$137,412	(l)	$	N/A		$	N/A		$	N/A
Asset coverage, end of period per $1,000		$3,032		$3,032		$3,069		$	N/A		$	N/A		$	N/A

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Ratios do not reflect dividend payments to preferred shareholders.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.
(h)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.
(i)	On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.
(j)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.
(k)	Calculated by subtracting the Fund’s total liabilities (including Term Preferred Shares but excluding Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.
(l)	Since first borrowing was made on October 8, 2014.

See Notes to Financial Statements.

40	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.37		$17.82	$19.11		$18.97		$18.10		$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.78		1.48	0.94		1.13		1.22		0.86
Net realized and unrealized gain/(loss)on investments	0.64		(2.66)	(1.03)		0.36		0.95		(0.74)
Total Income/(Loss) from Investment Operations	1.42		(1.18)	(0.09)		1.49		2.17		0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.49)		(1.27)	(0.96)		(1.23)		(1.30)		(0.84)
From net realized gains	–		–	(0.06)		(0.12)		–		–
From tax return of capital	–		–	(0.18)		–		–		(0.24)
Total Distributions to Common Shareholders	(0.49)		(1.27)	(1.20)		(1.35)		(1.30)		(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		–	–		–		–		(0.04)
Total Capital Share Transactions	–		–	–		–		–		(0.04)

Net asset value per common share - end of period	$16.30		$15.37	$17.82		$19.11		$18.97		$18.10
Market price per common share - end of period	$14.45		$13.48	$15.53		$17.87		$18.75		$17.06

Total Investment Return - Net Asset Value(b)	9.86%		(6.04%)	(0.06%)		8.34%		12.45%		0.56%
Total Investment Return - Market Price(b)	11.05%		(5.44%)	(6.86%)		2.50%		17.92%		(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$207,055		$195,204	$226,316		$242,699		$240,978		$229,732
Ratio of expenses to average net assets attributable to common shares	2.18	%(c)	2.07%	1.86%		1.85%		1.82%		1.78	%(c)
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	2.18	%(c)	2.07%	1.85%		1.83%		1.82%		1.78	%(c)
Ratio of net investment income to average net assets attributable to common shares	10.13	%(c)	8.45%	4.99%		5.94%		6.54%		5.00	%(c)
Ratio of expenses to average managed assets(d)	1.48	%(c)	1.43%	1.66%		N/A		N/A		N/A	(c)
Portfolio turnover rate	51%		72%	66%		80%		77%		104%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$98,000		$96,000	$73,000	$	N/A	$	N/A	$	N/A
Average borrowings outstanding during the period (000s)	$93,662		$100,261	$66,827 (e)	$	N/A	$	N/A	$	N/A
Asset coverage, end of period per $1,000	$3,113		$3,033	$4,100	$	N/A	$	N/A	$	N/A

Semi-Annual Report | June 30, 2016	41

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.

42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.20		$17.98	$19.12	$19.19	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.77		1.48	1.17	1.21	0.14
Net realized and unrealized gain/(loss) on investments	0.70		(2.89)	(1.03)	0.12	0.22
Total Income/(Loss) from Investment Operations	1.47		(1.41)	0.14	1.33	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.53)		(1.37)	(1.17)	(1.21)	(0.13)
From net realized gains	–		–	(0.01)	(0.14)	(0.01)
From tax return of capital	–		–	(0.10)	(0.05)	(0.09)
Total Distributions to Common Shareholders	(0.53)		(1.37)	(1.28)	(1.40)	(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid in capital	–		–	–	–	(0.04)
Total Capital Share Transactions	–		–	–	–	(0.04)

Net asset value per common share - end of period	$16.14		$15.20	$17.98	$19.12	$19.19
Market price per common share - end of period	$14.39		$13.37	$16.48	$17.80	$18.55

Total Investment Return - Net Asset Value(b)	10.27%		(7.42%)	1.27%	7.48%	1.73%
Total Investment Return - Market Price(b)	11.77%		(11.15%)	(0.29%)	3.51%	(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$720,940		$679,029	$803,029	$854,173	$856,376
Ratio of expenses to average net assets attributable to common shares	2.48	%(c)	2.33%	2.32%	2.21%	1.33	%(c)
Ratio of net investment income to average net assets attributable to common shares	10.11	%(c)	8.41%	6.16%	6.26%	2.79	%(c)
Ratio of expenses to average managed assets(d)	1.67	%(c)	1.57%	1.57%	1.57%	1.32	%(c)
Portfolio turnover rate	48%		74%	76%	73%	11%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$347,000		$331,000	$389,500	$390,000	$125,000
Average borrowings outstanding during the period (000s)	$328,599		$382,162	$403,727	$357,342	$125,000	(e)
Asset coverage, end of period per $1,000	$3,078		$3,051	$3,062	$3,190	$7,851

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Since first borrowing was made on December 27, 2012.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2016	43

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”) is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified closed end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and collectively with BSL and BGX, the “Funds”) is a diversified closed end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BGX, BSL and BGB were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, BGX and BSL are now classified as diversified companies as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BGX, BSL and BGB may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 150% of BGX’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets. Subject to the preceding restrictions, such Fund’s total long and short positions, either directly or through the use of derivatives, may total up to 160% of such Fund’s net assets.

44	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds, other than short term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Short term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are generally valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.
Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

Semi-Annual Report | June 30, 2016	45

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2016:

Blackstone / GSO Senior Floating Rate Term Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$9,518,593	$1,228,477	$10,747,070
Construction and Building	–	21,786,189	1,443,723	23,229,912
Consumer Goods Non Durable	–	3,520,080	2,142,891	5,662,971
Environmental Industries	–	565,952	1,691,182	2,257,134
Healthcare and Pharmaceuticals	–	33,824,043	6,816,216	40,640,259
High Tech Industries	–	54,744,301	1,407,218	56,151,519
Hotels, Gaming and Leisure	–	11,108,080	1,836,482	12,944,562
Retail	–	16,048,010	4,637,758	20,685,768
Services - Business	–	19,691,309	7,056,098	26,747,407
Services - Consumer	–	10,299,617	549,311	10,848,928
Utilities Electric	–	19,169,682	490,000	19,659,682
Other	–	118,984,717	–	118,984,717
Corporate Bonds	–	17,938,677	–	17,938,677
Total	$–	$337,199,250	$29,299,356	$366,498,606

Blackstone / GSO Long Short Credit Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$4,539,844	$553,799	$5,093,643
Beverage, Food and Tobacco	–	1,752,148	617,341	2,369,489
Construction and Building	–	14,084,332	1,054,730	15,139,062
Consumer Goods Non Durable	–	1,792,188	261,412	2,053,600
Containers, Packaging and Glass	–	8,436,045	380,020	8,816,065
Environmental Industries	–	1,014,319	1,691,182	2,705,501
Healthcare and Pharmaceuticals	–	23,689,657	6,688,379	30,378,036
High Tech Industries	–	33,804,181	3,065,726	36,869,907
Retail	–	13,045,061	698,248	13,743,309
Services - Business	–	17,583,603	4,323,463	21,907,066
Utilities Electric	–	12,861,715	490,000	13,351,715
Other	–	81,388,080	–	81,388,080
Collateralized Loan Obligation	–	–	3,683,198	3,683,198
Corporate Bonds	–	61,275,624	–	61,275,624
Total	$–	$275,266,797	$23,507,498	$298,774,295

Blackstone / GSO Strategic Credit Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$13,121,057	$830,698	$13,951,755
Beverage, Food and Tobacco	–	9,206,781	2,124,682	11,331,463
Construction and Building	–	46,254,496	3,128,185	49,382,681
Consumer Goods Non Durable	–	9,972,143	1,089,217	11,061,360
Containers, Packaging and Glass	–	28,664,042	1,500,000	30,164,042
Energy, Oil and Gas	–	33,619,353	1,472,662	35,092,015
Environmental Industries	–	2,287,711	2,254,909	4,542,620
Healthcare and Pharmaceuticals	–	72,968,955	15,604,374	88,573,329
High Tech Industries	–	129,503,347	12,381,549	141,884,896
Hotels, Gaming and Leisure	–	16,282,826	2,754,723	19,037,549
Retail	–	43,306,946	3,198,160	46,505,106
Services - Business	–	54,680,711	15,469,817	70,150,528
Utilities Electric	–	42,192,647	1,568,980	43,761,627

46	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

Blackstone / GSO Strategic Credit Fund (continued)
Investments in Securities at Value* (continued)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other	–	208,887,699	–	208,887,699
Corporate Bonds
Energy, Oil and Gas	$–	$12,133,500	$7,105,955	$19,239,455
Other	–	242,733,560	–	242,733,560
Total	$–	$965,815,774	$70,483,911	$1,036,299,685

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Total
Balance as of December 31, 2015	$61,179,315	$61,179,315
Accrued discount/ premium	48,130	48,130
Realized Gain/(Loss)	(675,116)	(675,116)
Change in Unrealized Appreciation/(Depreciation)	2,818,199	2,818,199
Purchases	8,064,012	8,064,012
Sales Proceeds	(17,287,398)	(17,287,398)
Transfer into Level 3	8,530,121	8,530,121
Transfer out of Level 3	(33,377,907)	(33,377,907)
Balance as of June 30, 2016	$29,299,356	$29,299,356
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2016	$41,515	$41,515

Blackstone / GSO Long Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation	Total
Balance as of December 31, 2015	$46,007,743	$5,848,889	$51,856,632
Accrued discount/ premium	46,846	16,693	63,539
Realized Gain/(Loss)	(554,507)	(325,883)	(880,390)
Change in Unrealized Appreciation/(Depreciation)	1,479,986	91,999	1,571,985
Purchases	7,263,477	–	7,263,477
Sales Proceeds	(14,603,923)	(1,948,500)	(16,552,423)
Transfer into Level 3	4,142,765	–	4,142,765
Transfer out of Level 3	(23,958,087)	–	(23,958,087)
Balance as of June 30, 2016	$19,824,300	$3,683,198	$23,507,498
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2016	$(27,407)	$(172,320)	$(199,727)

Semi-Annual Report | June 30, 2016	47

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

Blackstone / GSO Strategic Credit Income Fund	Floating Rate Loan Interests	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2015	$129,630,453	$6,520,300	$2,437,065	$138,587,818
Accrued discount/ premium	85,858	(7,970)	–	77,888
Realized Gain/(Loss)	(922,331)	–	2,437,065	1,514,734
Change in Unrealized Appreciation/(Depreciation)	4,163,268	593,625	(2,437,065)	2,319,828
Purchases	23,840,326	–	–	23,840,326
Sales Proceeds	(23,956,801)	–	(2,437,065)	(26,393,866)
Transfer into Level 3	8,403,718	–	–	8,403,718
Transfer out of Level 3	(77,866,535)	–	–	(77,866,535)
Balance as of June 30, 2016	$63,377,956	$7,105,955	$–	$70,483,911
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2016	$(5,320,713)	$593,625	$–	$(4,727,088)

Information about Level 3 fair value measurements as of June 30, 2016:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$27,822,055	Third-party vendor pricing service	Vendor quotes	N/A

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Collateralized Loan Obligations	$18,845,860	Third-party vendor pricing service	Vendor quotes	N/A
Floating Rate Loan Interests	$3,683,198	Third-party vendor pricing service	Vendor quotes	N/A

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$50,568,997	Third-party vendor pricing service	Vendor quotes	N/A
Corporate Bonds	$7,105,955	Comparable Company	Market Yield(a)	13.68%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Yield	Decrease	Increase

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

48	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the six months ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per regular in-person joint meeting of the Board of Trustees. If such in-person regular board meeting is not held jointly, the respective Fund will pay each Trustee $3,000 for each such meeting attended. For each in-person special meeting of the Board of Trustees, each Fund will pay each Trustee $2,000 if held jointly, and $2,500 per applicable Fund if not held jointly. If a meeting is held telephonically the Funds will pay each Trustee $750 if held jointly, and $1,000 per applicable Fund if not held jointly. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also each receive $2,500 per annum from each Fund. The Lead Independent Trustee receives $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out of pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out of pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC are not considered affiliates of the Funds as defined under the 1940 Act.

Semi-Annual Report | June 30, 2016	49

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the six months ended June 30, 2016, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$174,513,198	$177,761,050
Blackstone / GSO Long-Short Credit Income Fund	150,020,888	144,571,916
Blackstone / GSO Strategic Credit Fund	484,217,078	480,593,614

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Common shares outstanding - beginning of period	15,217,684	15,217,684
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	15,217,684	15,217,684

Blackstone / GSO Long-Short Credit Income Fund	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Common shares outstanding - beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,702,160	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

50	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At June 30, 2016, 80.09% of BSL’s Managed Assets were held in Senior Loans, 76.58% of BGX's Managed Assets were held in Secured Loans, and 97.00% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2016, BSL, BGX and BGB had invested $44,980,702, $47,178,977 and $157,390,757, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL, BGX and BGB typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, BGX and BGB, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL, BGX and BGB may acquire Loans through assignments or participations. BSL, BGX and BGB typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL, BGX or BGB may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL, BGX or BGB must acquire a Loan through a participation. None of the Funds had outstanding participations as of June 30, 2016.

Semi-Annual Report | June 30, 2016	51

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 7. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”).  A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets  may  also  include  (i)  unsecured  loans,  (ii)  debt  securities  that  are  rated  below  investment  grade,  and  (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or  non-payment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 8. LEVERAGE

On August 13,  2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. On October 8, 2014, BSL redeemed 100% of the senior secured notes and term preferred shares at 100% of their principal amount or liquidation preference, as applicable, and paid amounts representing the final accumulated interest or dividend amounts owed through the redemption date. BSL financed the prepayment of its senior secured notes and term preferred shares with borrowings under a new 364-day revolving credit facility described below.

Through July 29, 2014, BGX employed leverage through securities lending arrangements and swap arrangements. All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. BGX’s leverage consisted of (i) the amount of securities lending cash collateral held less proforma cash (which includes the net difference between receivables and payables for investments sold/purchased), (ii) the fair market value of the reference securities of total return swaps less cash pledged and (iii) the fair market value of securities sold short less any segregated cash or offsetting securities. BGX’s use of these forms of effective leverage did not exceed 30% of its net assets.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a 364-day revolving line of credit (“Leverage Facility”). BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, and July 28, 2015 to borrow up to a limit of $117 million. BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, and December 18, 2015 to borrow up to a limit of $425 million. Borrowings under each Agreement are secured by the assets of each Fund. Interest is charged at a rate of 0.75% above LIBOR for BSL  & BGX and 0.80% above LIBOR for BGB, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as each  Fund  may  elect,  or  such  other  period  as  the  lender  may  agree  in  its  sole  and  absolute  discretion.  Under  the  terms  of  the  applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL and BGX is 0.20% on the undrawn amounts and in BGB is 0.15% on the undrawn amounts when drawn amounts exceed 50% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further 364-day  period  with  the  consent  of  the  lending  bank.  At  June  30,  2016,  BSL,  BGX,  and  BGB  had  borrowings  outstanding  under  its  respective Leverage Facility of $125 million, $98 million, and $347 million, at an interest rate of 1.20%, 1.21%, and 1.26%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2016. This fair value is based on Level 2 inputs under the three  tier fair valuation hierarchy (see Note 2). For the period of January 1, 2016 through June 30, 2016, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rate were $117,814,560 and 1.18%, $93,662,088 and 1.17%, and $328,598,904 and 1.23%, respectively.

Under each Agreement, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund  agreed  to  maintain  asset  coverage  of  three  times  over  borrowings.  Compliance  with  the  investment  restrictions  and  calculations  are performed by the Funds’ custodian, The Bank of New York Mellon. As of June 30, 2016, each Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2016, BSL’s, BGX’s, and BGB’s leverage represented 32.98%, 32.13% and 32.49% of each Fund’s Managed Assets, respectively.

52	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 9. TAX BASIS DISTRIBUTIONS

The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of June 30, 2016.

Ordinary income (inclusive of short‐term capital gains) and long‐term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long‐term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long‐term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2015, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase/(Decrease) Accumulated net investment income	Increase Accumulated net realized loss on investments
Blackstone / GSO Senior Floating Rate Term Fund	$(134,312)	$95,240	$39,072
Blackstone / GSO Long‐Short Credit Income Fund	$–	$–	$–
Blackstone / GSO Strategic Credit Fund	$–	$(997)	$997

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2015 was as follows:

2015	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$17,804,690	$16,182,551	$60,966,881
Long‐Term Capital Gain	–	–	–
Return of Capital	–	–	–
Total	$17,804,690	$16,182,551	$60,966,881

At December 31, 2015, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$971,742	$2,693,396
Blackstone / GSO Long‐Short Credit Income Fund	$1,052,906	$4,967,689
Blackstone / GSO Strategic Credit Fund	$2,897,891	$16,005,371

The Funds elects to defer to the period ending December 31, 2016, capital losses recognized during the period November 1, 2015 to December 31, 2015 in the amount of:

Fund	Capital Losses
Blackstone / GSO Senior Floating Rate Term Fund	$304,002
Blackstone / GSO Long‐Short Credit Income Fund	$169,243
Blackstone / GSO Strategic Credit Fund	$715,669

Semi-Annual Report | June 30, 2016	53

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2016 (Unaudited)

The Funds elects to defer to the period ending December 31, 2016, late year ordinary losses in the amount of:

Fund	Ordinary Losses
Blackstone / GSO Senior Floating Rate Term Fund	$–
Blackstone / GSO Long‐Short Credit Income Fund	$–
Blackstone / GSO Strategic Credit Fund	$–

At December 31, 2015, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$896,703	$2,612,927	$5,160,303
Accumulated capital losses	(3,969,140)	(6,189,838)	(19,618,931)
Unrealized depreciation	(40,082,728)	(38,258,786)	(146,929,892)
Total	$(43,155,165)	$(41,835,697)	$(161,388,520)

The amount of net unrealized appreciation/ (depreciation) and the cost of investment securities for tax purposes, including short‐term securities at June 30, 2016, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$391,173,321	$316,110,031	$1,118,253,534
Gross appreciation (excess of value over tax cost)	$2,993,312	$3,515,139	$11,341,837
Gross depreciation (excess of tax cost over value)	(27,668,027)	(20,850,875)	(93,295,686)
Net unrealized depreciation	$(24,674,715)	$(17,335,736)	$(81,953,849)

NOTE 10. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On July 29, 2016 BSL paid the regularly scheduled distribution in the amount of $0.097 per share to shareholders of record as of July 22, 2016. On August 22, 2016, BSL went ex the regularly scheduled monthly distribution of $0.097 to stockholders of record as of August 24, 2016.

Shareholder Distributions for BGX: On July 29, 2016 BGX paid the regularly scheduled distribution in the amount of $0.098 per share to shareholders of record as of July 22, 2016. On August 22, 2016, BGX went ex the regularly scheduled monthly distribution of $0.098 to stockholders of record as of August 24, 2016.

Shareholder Distributions for BGB: On July 29, 2016 BGB paid the regularly scheduled distribution in the amount of $0.105 per share to shareholders of record as of July 22, 2016. On August 22, 2016, BGB went ex the regularly scheduled monthly distribution of $0.105 to stockholders of record as of August 24, 2016.

On July 27, 2016 BGX and BGB issued 7‐year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000. The MRPS will pay quarterly dividends to shareholders of record at an annual rate of 3.61%. In connection with the issuance of the MRPS, both BGX and BGB decreased the borrowing amount of the Leverage Facility by $5 million and $10 million, respectively.

54	www.blackstone-gso.com

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan

June 30, 2016 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt‐in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non‐certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt‐in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Semi-Annual Report | June 30, 2016	55

Blackstone / GSO Funds	Additional Information

June 30, 2016 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N‐Q. The Funds’ Forms N‐Q will be available (1) on the Funds’ website located at http://www.blackstone‐gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1‐800‐SEC‐0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1‐877‐876‐1121, or (2) on the Funds’ website located at http://www.blackstone‐gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve‐month period ended June 30 is available on Form N‐PX by August 31 of each year (1) without charge, upon request, by calling 1‐877‐876‐1121, or (2) on the Funds’ website located at http://www.blacksone‐gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N‐CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Meeting of Shareholders – Voting Results
On April 20, 2016, BSL held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BSL, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Michael Holland as Class II Trustee of BSL, term to expire at 2019 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	12,736,395	94.07%
Withheld	802,455	5.93%
Total	13,538,850	100.00%

Election of Daniel H Smith, Jr. as Class II Trustee of BSL, term to expire at 2019 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	13,163,509	97.23%
Withheld	375,341	2.77%
Total	13,538,850	100.00%

BGX Meeting of Shareholders – Voting Results
On April 20, 2016, BGX held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BGX, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Michael Holland as Class I Trustee of BGX, term to expire at 2019 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	8,126,932	70.44%
Withheld	3,409,823	29.56%
Total	11,536,755	100.00%

Election of Daniel H Smith, Jr. as Class I Trustee of BGX, term to expire at 2019 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	9,354,678	81.09%
Withheld	2,182,077	18.91%
Total	11,536,755	100.00%

56	www.blackstone-gso.com

Blackstone / GSO Funds	Additional Information

June 30, 2016 (Unaudited)

BGB Meeting of Shareholders – Voting Results
On April 20, 2016, BGB held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BGB, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Michael Holland as Class III Trustee of BGB, term to expire at 2019 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	33,448,298	85.54%
Withheld	5,653,476	14.46%
Total	39,101,774	100.00%

Election of Daniel H Smith, Jr. as Class III Trustee of BGB, term to expire at 2019 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	34,551,741	88.36%
Withheld	4,550,033	11.64%
Total	39,101,774	100.00%

Semi-Annual Report | June 30, 2016	57

Blackstone / GSO Funds	Privacy Procedures

June 30, 2016 (Unaudited)

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number and income
	•	Assets and investment experience
	•	Risk tolerance and transaction history
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

58	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures

June 30, 2016 (Unaudited)

Who We Are
Who is providing this notice?
Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund

What We Do
How do Blackstone Registered Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Blackstone Registered Funds collect my personal information?	We collect your personal information, for example, when you:
	•	open an account or give us your income information
	•	provide employment information or give us your contact information
	•	tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates’ everyday business purposes—information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	•	Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	•	Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	•	Our joint marketing partners include financial services companies.

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Semi-Annual Report | June 30, 2016	59

Blackstone / GSO Funds	Approval of Investment Advisory Agreements

June 30, 2016 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), Blackstone / GSO Long-Short Credit Income Fund (“BGX”), and Blackstone / GSO Strategic Credit Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each an “Agreement” and, collectively, the “Agreements”) with the Fund’s investment adviser, GSO / Blackstone Debt Funds Management LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 17, 2016, the Board of each Fund, including the Independent Trustees, considered and approved the continuation of each Agreement for an additional one-year term. To assist in its consideration of the renewal of each of the Agreements, the Board requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person on May 16, 2016 in a private session (the “Review Session”) with counsel to the Independent Trustees (“Independent Counsel”) to review the Contract Renewal Information received to that time. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under the Fund’s Agreement.

Board Approval of the Continuation of the Agreements
In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to each Fund under the Agreements
The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Funds by the Adviser under the Agreements. The Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and considered each Fund’s compliance record during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of the corporate parent of the Adviser, The Blackstone Group L.P., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance
Among other things, the Board received and considered information and analyses (the “Morningstar Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, from its US Senior Loan Funds Leveraged CEF classification (the “Morningstar Senior Loan Leveraged Classification”), which classification consisted of 27 closed-end funds for the 1-year period ended March 31, 2016 (the “1-year period”); 24 closed end funds for the 3 year period ended March 31, 2016 (the “3-year period”); and 21 closed-end funds for the 5-year period ended such date (the “5-year period”). The Peer Group funds were selected from the Morningstar Senior Loan Leveraged Classification to be more comparable to the Funds based upon Morningstar’s consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology used by Morningstar to select each Fund’s Peer Group. Each of the members of the Board participated in a conference call and webinar with Morningstar regarding its peer grouping methodology and reporting format in advance of the Review Session. The Board noted Morningstar’s advice that the relatively limited number of closed-end funds compared to the open end fund universe poses particular challenges for peer grouping.

The Peer Group for BSL consisted of 11 funds for the 1-year period and 10 funds for each of the 3- and 5-year periods, including BSL, with historical net portfolio allocations to bank loans exceeding 75%. The Peer Group for BGX and BGB was the same and consisted of 10 funds for the 1-year period, 8 funds for the 3-year period, and 4 funds for the 5-year period, including BGX and BGB, when applicable. The Peer Group included funds with historical portfolio allocations to bank loans greater than 20% and allowances for high-yield bonds. In addition, four funds from outside the Morningstar Senior Loan Leveraged Classification with portfolio allocations to bank loans of at least 20% were included in the Peer Group. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds. The Board considered the return volatility and Sharpe ratio (a measure of portfolio risk) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

60	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreements

June 30, 2016 (Unaudited)

BSL
The Morningstar Performance Information comparing BSL’s performance to that of the Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, whether measured on a gross or net return basis, ranked eleventh among the Peer Group funds for the 1-year period and ranked tenth among the Peer Group funds for each of the 3- and 5-year periods. In these performance rankings, first represents the fund with the best performance in the Peer Group, whether measured on a gross or net return basis. The Fund’s net performance was lower than the Peer Group median performance in each of the 1-, 3-, and 5-year periods. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Adviser noted that BSL’s gross NAV returns underperformed its benchmark for the 1- and 3-year periods but outperformed its benchmark for the 5-year period. Moreover, the Adviser noted that, on a net NAV return basis, the Fund underperformed its benchmark for each of the 1-, 3-, and 5-year periods. The Adviser also presented information derived from Morningstar demonstrating that the Fund’s distribution rate for the 1-year period was in the top half of the Peer Group.

BGX
The Morningstar Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s gross returns ranked seventh, sixth, and third among the funds in its Peer Group for the 1-, 3-, and 5-year periods, respectively. The Morningstar Performance Information also showed that BGX’s net return ranked seventh, sixth, and third among the funds in its Peer Group for each of the 1-, 3-, and 5-year periods, respectively. The Fund’s net performance was worse than the Peer Group median performance in each period. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGX on a gross NAV return basis underperformed its benchmark for the 1- and 3-year periods but outperformed its benchmark for the 5-year period. On a net NAV return basis, BGX underperformed its benchmark for each of the 1-, 3-, and 5-year periods.

BGB
The Morningstar Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s gross return ranked eighth among the funds in its Peer Group for the 1-year period and ranked seventh among the funds in its Peer Group for the 3-year period. BGB’s net NAV return ranked eighth among the Peer Group funds for the 1-year period and ranked seventh among the Peer Group funds for the 3-year period. The Fund’s net performance was worse than the Peer Group median performance in each period. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGB underperformed its benchmark for each period on a gross and net NAV return basis.

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons difficult. Morningstar itself noted that the relatively limited number of closed-end funds compared to the open-end funds poses particular challenges for peer grouping. The Adviser questioned whether the Morningstar Senior Loan Leveraged Classification provided relevant and appropriate performance comparisons in the case of BGX and BGB in light of the broad range investment strategies within the Peer Group. In addition to the Morningstar Performance Information, the Board considered and gave significant weight to information provided by the Adviser regarding the Funds and the Morningstar Senior Loan Leveraged Classification and their respective Peer Groups as to differences in each fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics. The Board noted the Adviser’s efforts to maintain each Fund’s level of distributions to shareholders at a competitive level in light of the prevailing low interest rate environment and credit market conditions, although there can be no assurance that each Fund’s past levels of distribution will continue in light of the prevailing low interest rate environment. The Board also noted the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios as well as the Adviser’s arranging and management of the respective Funds’ leverage. Significantly, the Adviser noted that the leadership of the Funds’ portfolio management team changed in October 2015 and that the portfolio of each Fund had been repositioned to implement the strategies of the new team. The Board gave significant weight to the changes made to the portfolio management team, and to the Funds’ limited but improved performance history under the new portfolio management team, and each Fund’s performance in recent periods under the new portfolio management team. Based on its review and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund’s shareholders.

Semi-Annual Report | June 30, 2016	61

Blackstone / GSO Funds	Approval of Investment Advisory Agreements

June 30, 2016 (Unaudited)

Management Fees and Expenses
The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Morningstar Expense Information”) prepared by Morningstar, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with the Morningstar Senior Loan Leveraged Classification and the Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

BSL
BSL’s Peer Group funds had average common share net assets ranging from $121.92 million to $1.25 billion. Eight of the other funds in the Peer Group were larger than BSL and two were smaller. The Morningstar Expense Information, comparing BSL’s actual total expenses to the Peer Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) compared on the basis of common share net assets ranked second highest among the 11 funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked third highest among the funds in the Peer Group and were higher than the Peer Group median. The Morningstar Expense Information noted that BSL’s non-adviser fees were at or slightly above their respective Peer Group medians.

BGX
BGX’s Peer Group funds had average common share net assets ranging from $191.67 million to $1.37 billion. Seven of the other funds in the Peer Group were larger than BGX and two were smaller. The Morningstar Expense Information, comparing BGX’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share net assets ranked third lowest among the eleven funds in BGX’s Peer Group and was lower than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked fourth lowest among the funds in the Peer Group and were lower (i.e., better) than the Peer Group median. The Morningstar Expense Information noted that the Fund’s non-adviser fees were generally on a par with Peer Group medians.

BGB
BGB’s Peer Group funds had average common share net assets ranging from $191.67 million to $1.37 billion. Two of the other funds in the Peer Group were larger than BGB and seven were smaller. The Morningstar Expense Information, comparing BGB’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share net assets ranked sixth among the funds in the Peer Group and was higher than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked fifth among the funds in the Peer Group and were below the Peer Group median.

In its evaluation of the Advisory Fee and Morningstar Expense Information for each Fund, the Board took into account the complexity of such Fund’s investment program and the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including the Adviser’s prominence in the leveraged finance market and the strength of its investment management team and trading and middle office support. The Board further noted Morningstar’s advice that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for peer grouping and that the small number and varying sizes of funds in the Funds’ Peer Groups made meaningful expense comparisons difficult. The Board considered the Adviser’s belief that smaller funds, such as BSL and BGX, may be disadvantaged in comparison with larger funds that have greater opportunities for economies of scale. The Board also considered the Adviser’s belief that other Peer Group funds launched prior to the financial crisis in 2008 and 2009 that are parts of larger fund complexes than the Funds’ fund complex benefit from cost-sharing opportunities and opportunities owing to economies of scale that are not available to the Funds. The Adviser provided and the Board considered expense information provided by the Adviser in support of this belief.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds were provided with administrative services, office facilities and Fund officers (including each Fund’s chief executive, chief financial and chief compliance officers); and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

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Blackstone / GSO Funds	Approval of Investment Advisory Agreements

June 30, 2016 (Unaudited)

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that the profitability to the Adviser in providing investment advisory and other services to each Fund was at a level, which was not considered excessive by the Board in light of the nature, extent and overall quality of such services.

Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that because each Fund is a closed-end fund with no current plans to seek additional common share assets beyond maintaining its dividend reinvestment plan, any significant growth in its common share assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional common shares in the Fund, although each Fund may also seek to increase its use of leverage through borrowings or preferred shares in a manner permitted by applicable legal and other limitations. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser
The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel.

Semi-Annual Report | June 30, 2016	63

Blackstone / GSO Funds	Trustees & Officers

June 30, 2016 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2017 BGX: 2017 BGB: 2017	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	6	None
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	6	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2018 BGX:2018 BGB: 2018	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	6	Ciner Resources LP.
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2018 BGX:2018 BGB: 2018	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

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Blackstone / GSO Funds	Trustees & Officers

June 30, 2016 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	3	None

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite
Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.

Doris (Doris) Lee-Silvestri Birth Year: 1977	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2016 BGX: March 2016 BGB: March 2016 Term of Office: Indefinite
Doris Lee-Silvestri is a Managing Director and Chief Financial Officer of GSO. At GSO, Ms. Lee-Silvestri was most recently the head of the fund accounting and financial reporting group. Before joining GSO in 2006, Ms. Lee-Silvestri held a variety of positions at Merrill Lynch Investment Advisors and JP Morgan Partners within the respective finance and accounting teams. In addition, Ms. Lee-Silvestri worked at McGladrey LLP, a global public accounting firm.

Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite
Mr. Zable is a Senior Managing Director of GSO. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

Semi-Annual Report | June 30, 2016	65

Blackstone / GSO Funds	Trustees & Officers

June 30, 2016 (Unaudited)

OFFICERS (continued)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite
Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.

Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite
Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund, as well as the “Blackstone Real Estate Funds,” Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser (as defined below).

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Blackstone / GSO

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Thomas W. Jasper
Michael Holland
Edward H. D'Alelio
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
2 Hanson Place, 8th Floor
Brooklyn, New York 11217

Transfer Agent
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Doris Lee-Silvestri
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 17th Street, Ste 3600
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 10, 2017

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 10, 2017

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri
(Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 10, 2017